UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-22554

Carlyle Credit Income Fund
(Exact Name of Registrant as Specified In Its Charter)

One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Address of principal executive offices) (Zip Code)

Joshua Lefkowitz, Esq.
Chief Legal Officer, Carlyle Credit Income Fund
One Vanderbilt Avenue, Suite 3400
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 813-4900

Date of fiscal year end: September 30

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders

The annual report to stockholders for the year ended September 30, 2023 is filed herewith pursuant to Rule 30e -1 under the Investment Company Act of 1940.

CARLYLE CREDIT INCOME FUND
ANNUAL REPORT
SEPTEMBER 30, 2023

ANNUAL 2023 SHAREHOLDER LETTER

FUND REVIEW & DISCUSSION OF PERFORMANCE

On July 17, 2023 Vertical Capital Income Fund (“VCIF”) announced that it changed its name from VCIF to Carlyle Credit Income Fund (“CCIF”) in connection with the transaction pursuant to which Carlyle Global Credit Investment Management L.L.C. became the investment adviser to the Fund. In connection with the transaction, the Fund’s investment mandate changed to focus on investing in equity and debt tranches of collateralized loan obligations (“CLOs”) to drive potential shareholder value.

On September 12, 2023, CCIF announced via press release the early completion of the initial transition plan. The transition plan included the following steps:

•Carlyle completed the $10 million one-time payment to the fund’s shareholders of record on July 14, 2023;
•Carlyle completed the tender offer to purchase $25 million of CCIF shares on August 28, 2023;
•Carlyle made an additional $15 million investment in CCIF in newly issued shares and a private share purchase;
•Carlyle successfully deployed the available initial cash proceeds for investments received from the portfolio sale announced on July 11, 2023 into a diverse pool of CLOs; and
•Carlyle declared a monthly dividend of $0.0994 for September, October, and November 2023, equating to 14.0% annualized dividend based on net asset value (“NAV”) as of August 31, 2023, higher than the 12.0% target dividend yield previously disclosed to investors.

In addition. net asset value has increased from $8.27 at closing of the transaction to $8.42 as of September 29, 2023.

On October 18, 2023, CCIF priced 1.2 million shares of its 8.75% Series A Preferred Shares due 2028 (NYSE: CCIA) at a public offering of $25 per share, resulting in gross and net proceeds to the Fund of approximately $30 million and $28.8 million, respectively. Subsequent to closing, the underwriters exercised their option to purchase an additional 80 thousand shares resulting in gross proceeds of $2 million. On November 21, CCIF priced an add-on of 0.8 million additional shares of CCIA at a price $25 per share, resulting in gross and net proceeds to the Fund of approximately $20 million and $19.3 million, respectively. Following the three issuances, the total size of CCIA is $52 million and results in CCIF meeting its target leverage goals. CCIA is rated ‘BBB+’ by Egan Jones Ratings Company.

MARKET REVIEW

During the quarter, the LSTA U.S. Leveraged Loan Index (the “Index”) rose above $95 for the first time since August 2022, rising 1.27 points to end the quarter at $95.56.1
Leveraged Loans have returned 10.16% year-to-date through 9/30, the highest since the financial crisis. This compares to 5.86% for high yield bonds and 0.20% for investment grade bonds over the same period.

The loan market continues to be resilient as evidenced by increased issuance in the third quarter of 2023, continued low defaults, and underlying earnings growth. In the third quarter of 2023, new loan issuance totaled $76.3 billion, the highest level since the Federal Reserve began tightening monetary policy in the first quarter of 2022.1 The LTM default rate of the Index has decreased to 1.27% from 1.71% for the second quarter of 20231. This compares to the historical average of 2.17% since 2003. Finally, the underlying companies in U.S. Carlyle managed CLOs, which totals approximately 600 companies, have experienced high single digit EBITDA growth in the third quarter of 2023. We believe that this is a good representation of the overall CLO market since Carlyle is the world’s largest CLO manager as of September 30, 2023.2

The third quarter of 2023 generally experienced a risk-on tone in the U.S. CLO market, although it experienced some softening towards the end of September. Spreads tightened in July as payroll data fell below expectations and the consumer price index figures pointed to further deceleration in prices. CLO spreads tightened with the rally persisting into August, albeit at a more moderate pace. The first half of September remained relatively calm; however, heightened concerns over potential rate increases, a persistently strong labor market, and a lower likelihood of a Federal Reserve rate pivot in the near term resulted in an increase in volatility and a softening of spreads in the month’s second half.

New issue CLO volume increased in the third quarter of 2023 to $29.1 billion, outpacing the second quarter of 2023’s volume by approximately $7 billion. U.S. CLO issuance was $85.5 billion through September 30, 2023, a 20% decrease compared to 20221. CLO warehouse balances have steadily declined from a peak of $53 billion in 2021 to approximately $17 billion as of the third quarter of 2023, clearing much of the backlog1. We have observed a gradual decline in funding costs based on recent CLO issuances. These favorable conditions facilitated the refinancings and resets of expensive structures issued in the second half of 2022.

1 Leveraged Commentary & Data or “LCD” as of September 30, 2023
2 Carlyle Internal Sources.

In the secondary CLO equity market, higher-quality managers and longer tenor profiles benefited from most of the tightening compared to lower-tier names that tightened less and occasionally remained range-bound based on profile, vintage, market value metrics, reinvestment window, and other investment factors.

Quarterly payments to the equity tranche averaged 4.20% in the third quarter of 2023, in line with 4.18% for the second quarter of 2023. We believe fourth quarter 2023 payments may be similar3. The second and third quarter 2023 equity distributions are the highest we have seen since 2016. The 4.20% average equity payment in the second quarter of 2023 represents payment on par and equates to approximately 17% on an annualized basis. We expect CCIF’s quarterly cash-on-cash to be closer to mid-twenties given that we purchased CLO equity investments in the secondary market at discounted prices.
STRATEGY & OUTLOOK

Since taking over as the investment adviser we have been able to fully deploy the initial proceeds and are pleased with the diversified portfolio that we have created.

The current portfolio consists of 24 unique CLO investments managed by 19 different collateral managers with exposure to 2,053 separate loans. The weighted average effective yield of the portfolio is 18.16%.

We remain cautious on the economic outlook and heightening geopolitical tensions. As a result, we have positioned our portfolio defensively with higher quality managers and deals with enhanced structural subordination, as evidenced by the portfolio’s weighted average junior over-collateralization cushion of 4.98%.

We believe that collateral manager due diligence is more important now than ever. We expect dispersion in CLO manager performance will persist and we believe our investment process can identify top-performing CLO managers through developed processes and systems. As the largest CLO manager, Carlyle can leverage in-house expertise to identify opportunities within its underlying CLO loan portfolios.

We continue to evaluate opportunities within the CLO equity tranche in both the primary and secondary markets. We have targeted recent vintages of Tier 1 and 2 managers with ample time remaining in the reinvestment period to offset expected losses in the underlying loan portfolios as loan downgrades and defaults continue to increase. Secondary CLO equity benefits from higher cash on cash quarterly payments while primary CLO equity can be attractive at certain points in time.
3 Bank of America Global Research as of September 19, 2023

IMPORTANT INFORMATION ABOUT THIS REPORT AND CARLYLE CREDIT INCOME FUND
The following information in this Annual Report is a summary of certain changes since September 30, 2022. This information may not reflect all of the changes that have occurred since you purchased this Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Funds’ investment objectives and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Funds; or (iv) the Fund’s charter or by‑laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders except as follows:
i.Investment Objective and Principal Investment Strategy - Prior to the close of business on July 14, 2023, the Fund investment objective was to seek income. Effective at the close of business on July 14, 2023, the Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation.
Prior to the close of business on July 14, 2023, the Fund’s principal investment strategy was to invest primarily in     individual interest income-producing debt securities secured by residential real estate. Effective at the close of business on July 14, 2023, the Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. See Important Information About this Report and Carlyle Credit Income Fund - Investment Objectives and Strategies.
ii.Principal Risks - In connection with the changes to the Fund’s principal investment strategy, which went into effect as of the close of business on July 14, 2023, as described above, certain risk factors associated with the Fund’s prior strategy and its policy to concentrate in investments in the mortgage-related industry—specifically, risks relating to investments in real estate—were no longer applicable to the Fund. In addition, concurrently with those changes to the Fund’s principal investment strategy, the Fund became subject to a series of other risk factors associated with its investments in CLOs. These risk factors, each of which is described in detail in the “Risk Factors” section of the notes to the Fund’s financial statements, include, among others, Risks of Investing in CLOs and Other Structured Debt Securities, Covenant-Lite Loans Risk, Subordinated Securities Risk, High Yield Investment Risk, Non-Diversification Risk, Leverage Risk, Inflation Risk, Transition from LIBOR Risk, Regulatory Risk, Credit Spread Risk, and Volatility Risk.
iii.Day-to-Day Management - Effective at the close of business on July 14, 2023, Lauren Basmadjian and Nishil Mehta now serve as the portfolio managers of the Fund. Below is biographical information relating to Ms. Basmadjian and Mr. Mehta:
Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Managing Director, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group Inc.’s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.
Nishil Mehta is a Managing Director leading the firm’s structured credit investments. He is based in New York. Prior to joining Carlyle, Nishil was a Managing Director at First Eagle where he was the co-portfolio manager for the firm’s structured credit investments. Prior to joining First Eagle, Nishil was a Managing Director at Prospect Capital where he was responsible for the firm’s $2.5 billion of investments in CLO mezzanine debt and CLO equity and served as portfolio manager to Priority Income Fund, Inc., a closed-ended management investment company that primarily invests in the equity tranche of CLOs. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm’s 1940 Act funds. Earlier in his career, Nishil worked at CIT Asset Management and Wachovia Securities. Mr. Mehta received his BBA from Goizueta Business School at Emory University with honors.
iv.Charter or By Laws - There have been no changes to the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Investment Objectives and Strategies
The Fund is a non-diversified, closed-end management investment company that has registered as an investment company under the 1940 Act. We have elected to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Internal Revenue Code of 1986, as amended, or the “Code.”
The Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. We seek to achieve our investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs,” that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. We may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with our investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which we primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which we invest are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies our risk of loss on such investments.
“Names Rule” Policy
In accordance with the requirements of the 1940 Act, we have adopted a policy to invest at least 80% of our assets in the particular type of investments suggested by our name. Accordingly, under normal circumstances, we invest at least 80% of the aggregate of its net assets and borrowings for investment purposes in credit and credit-related instruments. For purposes of this policy, the Fund considers credit and credit-related instruments to include, without limitation: (i) equity and debt tranches of CLOs, LAFs and securities issued by other securitization vehicles, such as CBOs; (ii) secured and unsecured floating rate and fixed rate loans; (iii) investments in corporate debt obligations, including bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal; (iv) debt issued by governments, their agencies, instrumentalities, and central banks; (v) commercial paper and short-term notes; (vi) convertible debt securities; (vii) certificates of deposit, bankers’ acceptances and time deposits; and (viii) other credit-related instruments. The Fund’s investments in derivatives, other investment companies, and other instruments designed to obtain indirect exposure to credit and credit-related instruments will be counted towards its 80% investment policy to the extent such instruments have similar economic characteristics to the investments included within that policy.
Our 80% policy with respect to investments in credit and credit-related instruments is not fundamental and may be changed by the Board without prior approval of our shareholders. Shareholders will be provided with sixty (60) days notice in the manner prescribed by the SEC before making any change to this policy.
Investment Restrictions
The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund (the shares), are listed below. “Majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of shareholders, duly called, (a) of 67% or more of the shares present at such meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) of more than 50% of the outstanding shares, whichever is less. The Fund may not:
1.Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund’s total assets, including the value of the assets purchased with the proceeds of its indebtedness, if any). The Fund may borrow for investment purposes, for temporary liquidity, or to finance repurchases of its shares.
2.Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund’s total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund’s total assets).
3.Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended (the “Securities Act”) in connection with the disposition of its portfolio securities. The Fund may invest in restricted securities (those that must be registered under the Securities Act before they may be offered or sold to the public) to the extent permitted by the 1940 Act.
4.Invest more than 25% of the market value of its assets in the securities of companies, entities or issuers engaged in any one industry. This limitation does not apply to investment in the securities of the U.S. Government, its agencies or instrumentalities. For purposes of this restriction, an investment in a CLO, CBO, collateralized debt obligation, or

“CDO” or a swap or other derivative will be considered to be an investment in the industry (if any) of the underlying or reference security, instrument or asset.
5.Purchase or sell real estate or interests in real estate. This limitation is not applicable to investments in securities that are secured by or represent interests in real estate (e.g. mortgage loans evidenced by notes or other writings defined to be a type of security). Additionally, the preceding limitation on real estate or interests in real estate does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts), nor from disposing of real estate that may be acquired pursuant to a foreclosure (or equivalent procedure) upon a security interest.
6.Purchase or sell commodities, commodity contracts, including commodity futures contracts, unless acquired as a result of ownership of securities or other investments, except that the Fund may invest in securities or other instruments backed by or linked to commodities, and invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.
7.Make loans to others, except (a) through the purchase of debt securities in accordance with its investment objectives and policies, including notes secured by real estate, which may be considered loans; (b) to the extent the entry into a repurchase agreement is deemed to be a loan; and (c) by loaning portfolio securities. Additionally, the preceding limitation on loans does not preclude the Fund from modifying note terms.
The Fund will treat with respect to participation interests both the financial intermediary and the borrower as “issuers” for purposes of fundamental investment restriction.
The fundamental investment limitations set forth above restrict the ability of the Fund to engage in certain practices and purchase securities and other instruments other than as permitted by, or consistent with, applicable law, including the 1940 Act. Relevant limitations of the 1940 Act as they presently exist are described below. These limitations are based either on the 1940 Act itself, the rules or regulations thereunder or applicable orders of the SEC. In addition, interpretations and guidance provided by the SEC staff may be taken into account to determine if a certain practice or the purchase of securities or other instruments is permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC. As a result, the foregoing fundamental investment policies may be interpreted differently over time as the statute, rules, regulations or orders (or, if applicable, interpretations) that relate to the meaning and effect of these policies change, and no vote of Shareholders, as applicable, will be required or sought.
Use of Leverage and Leverage Risks
The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify our risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which we invest are subject to a higher degree of loss since the use of leverage magnifies losses.
We may incur leverage, directly or indirectly, through one or more special purpose vehicles (entities primarily engaged in investment activities in securities or other assets that are wholly owned by the Fund), indebtedness for borrowed money, as well as leverage in the form of Derivative Transactions, preferred shares, debt securities and other structures and instruments, in significant amounts and on terms that the Adviser and the Board deem appropriate, subject to applicable limitations under the 1940 Act. Such leverage may be used for the acquisition and financing of our investments, to pay fees and expenses and for other purposes. Such leverage may be secured and/or unsecured. Any such leverage does not include leverage embedded or inherent in the CLO structures in which we invest or in derivative instruments in which we may invest. Accordingly, there is a layering of leverage in our overall structure.
The more leverage we employ, the more likely a substantial change will occur in our NAV. Accordingly, any event that adversely affects the value of an investment would be magnified to the extent leverage is utilized. For instance, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make distributions and other payments to our security holders. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. The cumulative effect of the use of leverage with respect to any investments in a market that moves adversely to such investments could result in a substantial loss that would be greater than if our investments were not leveraged.
As a registered closed-end management investment company, we are required to meet certain asset coverage requirements, as defined under the 1940 Act, with respect to any senior securities. With respect to senior securities representing indebtedness (i.e., borrowings or deemed borrowings, including any notes), other than temporary borrowings as defined under the 1940 Act, we are required under current law to have an asset coverage of at least 300%, as measured at the time of borrowing and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities)

over the aggregate amount of our outstanding senior securities representing indebtedness. With respect to senior securities that are stock (i.e., our preferred shares), we are required under current law to have an asset coverage of at least 200%, as measured at the time of the issuance of any such preferred shares and calculated as the ratio of our total assets (less all liabilities and indebtedness not represented by senior securities) over the aggregate amount of our outstanding senior securities representing indebtedness plus the aggregate liquidation preference of any outstanding preferred shares. If legislation were passed that modifies this section of the 1940 Act and increases the amount of senior securities that we may incur, we may increase our leverage to the extent then permitted by the 1940 Act and the risks associated with an investment in us may increase.
If our asset coverage declines below 300% (or 200%, as applicable), we would not be able to incur additional debt or issue additional preferred shares, and could be required by law to sell a portion of our investments to repay some debt or redeem preferred shares when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make certain distributions or pay dividends of an amount necessary to continue to be subject to tax as a RIC. The amount of leverage that we employ will depend on the Adviser’s and the Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our ability to be subject to tax as a RIC under Subchapter M of the Code.
The following table illustrates the effects of the Fund’s leverage due to senior securities on corresponding share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. The table further assumes that we incur leverage representing 25% of our total assets and a projected annual rate of interest on the borrowings of 8%.

Assumed Return on Portfolio (Net of Expenses)	(10.00)%	(5.00)%	—%	5.00%	10.00%
Corresponding Share Total Return	(16.00)%	(9.00)%	(2.67)%	4.00%	10.67%
Principal Risk Factors
For a description of the principal risk factors associated with an investment in the Fund, please refer to Note 5. Risk Factors, to the Financial Statements.
Additional Information
We file with or submit to the SEC annual and semi-annual reports, proxy statements and other information meeting the informational requirements of the Exchange Act or pursuant to Rule 30b2-1 under the 1940 Act. The SEC maintains a website that contains reports, proxy and information statements and other information we file with the SEC at www.sec.gov. This information is also available free of charge on our website (www.carlylecreditincomefund.com) or by calling (866) 277-8243 (toll-free).
Forward Looking Statements
This report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this report may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the Fund’s filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this report.

PERFORMANCE DATA
The graph presented below compares the cumulative shareholder return on our common shares with that of the S&P BDC Index and the Bloomberg Mortgage Backed Securities Index. Prior to the close of business on July 14, 2023, the Fund’s principal investment strategy was to invest primarily in individual interest income-producing debt securities secured by residential real estate. The Bloomberg Mortgage Backed Securities Index is an unmanaged index composed of securities backed by U.S. government agency guaranteed mortgage pools of Ginnie Mae, Freddie Mac, and Fannie Mae. Effective at the close of business on July 14, 2023, the Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations, or “CLOs.” The Fund believes the S&P BDC Index is the most appropriate and relevant index for comparative purposes for this investment strategy.
The graph assumes an investment of $10,000 in the Fund dating back 10 years. The calculation is made using NAV until the initial Market Price on May 30, 2019. Total return is calculated assuming reinvestment of all dividends and distributions.
Past performance is not indicative of future results or a guarantee of future returns. Future results may vary and may be higher or lower than the data shown.

25000
20000
15000
10000
5000
0
19,907
16,218
10,781
CCIF Conversion
9/30/2013
9/30/2014
9/30/2015
9/30/2016
9/30/2017
9/30/2018
9/30/2019
9/30/2020
9/30/2021
9/30/2022
CCIF
US MBS Index
S&P BDC Index

	Annualized Total Return				Cumulative 10 Year Total Return
	1 Year	3 Year	5 Year	10 Year
Carlyle Credit Income Fund	12.67%	7.66%	2.23%	4.93%	62.18%
S&P BDC Index	34.41%	20.89%	8.84%	6.71%	99.07%
Bloomberg Mortgage Backed Securities Index	(0.17)%	(5.09)%	(0.77)%	0.61%	7.81%

SUMMARY OF CERTAIN UNAUDITED PORTFOLIO CHARACTERISTICS
The information presented below is on a look-through basis to the collateralized loan obligation, or “CLO”, equity and related investments held by the Fund as of September 30, 2023, and reflects the aggregate underlying exposure of the Fund based on the portfolios of those investments. The data is estimated, unaudited, and derived from CLO trustee reports received by the Fund for the year ended September 30, 2023 and from custody statements and/or other information received from CLO collateral managers, or third party sources.
Portfolio Investment Breakdown as of September 30, 2023
(Excludes cash equivalents and other assets)

Summary of Underlying Portfolio
Number of Unique Underlying Loan Obligors	1,466
Number of Underlying Loans	2,053
Aggregate Balance of Underlying Loans	$12.02 Billion
Average Individual Loan Obligor Exposure	0.07%
Currency: USD Exposure	96.62%
Aggregate Indirect Exposure to Senior Secured Loans	96.25%
Weighted Average Junior OC Cushion	4.98
Weighted Average Market Value of Loan Collateral	96.37
Weighted Average Remaining CLO Reinvestment Period	3.0 years
Last 12 Month Default Rate of Underlying Loans	0.72%

Top 10 Underlying Obligors
Obligor	% Total
Asurion	0.56%
Altice France	0.55%
UKG	0.55%
Medline	0.52%
Peraton	0.50%
Virgin Media	0.48%
Athenahealth	0.47%
TransDigm	0.46%
McAfee	0.46%
Citadel Securities LP	0.44%
Total	5.0%

Top 10 Industries of Underlying Obligors
Industry	% Total
High Tech	13.99%
Healthcare & Pharmaceuticals	12.32%
Banking, Finance, Insurance & Real Estate	8.78%
Services: Business	7.11%
Hotels, Gaming & Leisure	5.32%
Construction & Building	4.49%
Capital Equipment	4.36%
Chemicals, Plastics & Rubber	4.29%
Telecommunications	4.21%
Aerospace & Defense	3.61%
Total	68.5%

Weighted Average Rating Distribution                 Weighted Average Maturity Distribution
Wtd Avg = B                         Wtd Avg = 4.6 yrs

40%
35%
30%
25%
20%
15%
10%
5%
0%
0.1%
0.3%
0.4%
1.5%
5.0%
7.9%
9.8%
20.8%
36.3%
13.2%
2.2%
1.4%
0.8%
0.3%
A- and higher
BBB+
BBB
BBB-
BB+
BB
BB-
B+
B
B-
CCC+
CCC
Below CCC
NR

45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
0.0%
1.2%
6.8%
13.3%
18.3%
39.2%
21.2%
2023
2024
2025
2026
2027
2028
2029+

Weighted Average Price Distribution                Weighted Average Spread Distribution
Wtd Avg = 95.0 - 97.5                        Wtd Avg = 3.5 - 4.0%

70%
60%
50%
40%
30%
20%
10%
0%
1.7%
2.0%
6.8%
7.1%
11.0%
65.7%
5.7%
<70
70-80
80-90
90-95
95-97.5
97.5-100
>100.00

30%
25%
20%
15%
10%
5%
0%
2.4%
5.3%
12.3%
18.3%
25.8%
18.0%
9.2%
5.0%
1.8%
2.0%
<2.0%
2.0-2.5%
2.5-3.0%
3.0-3.5%
3.5-4.0%
4.0-4.5%
4.5-5.0%
5.0-5.5%
5.5-6.0%
>6%

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that an investor in our common shares will bear, directly or indirectly, based on the assumptions set forth below. The expenses shown in the table under “Annual Expenses” are estimated amounts based on annualizing estimates for the three-month period ending December 31, 2023. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this table contains a reference to our fees or expenses, we will pay such fees and expenses out of our net assets and, consequently, shareholders will indirectly bear such fees or expenses as investors in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales load	—%	(1)
Offering expenses borne by the Fund	—%	(2)
Dividend reinvestment plan expenses	—%	(3)
Total shareholder transaction fees	—%	(4)

ESTIMATED ANNUAL FUND EXPENSES (as a percentage of net assets attributable to common shares)
Management Fee	2.46%	(5)
Incentive Fee payable under Investment Advisory Agreement (17.5%)	3.33%	(6)
Interest payments and fees on borrowed funds	4.73%	(7)
Other Expenses	3.81%	(8)
Total annual fund expenses	14.33%
1.In the event that the Fund sells its securities publicly through underwriters or agents the related prospectus supplement will disclose the applicable sales load.
2.In the event that the Fund sells its securities publicly through underwriters or agents the related prospectus supplement will disclose the estimated amount of total offering expenses (which may include offering expenses borne by third parties on the Fund’s behalf), the offering price and the offering expenses borne by the Fund as a percentage of the offering price.
3.The expenses of administering the dividend reinvestment plan (the “DRP”) are included in “Other Expenses.” You will pay brokerage charges if you direct your broker or the DRP Plan agent to sell your Common Shares that you acquired pursuant to the DRP. See “Dividend Reinvestment Plan.”
4.The related prospectus supplement will disclose the offering price and the total stockholder transaction expenses as a percentage of the offering price.
5.The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
6.The Fund shall pay CGCIM an Incentive Fee calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.
The calculation of the Incentive Fee for each calendar quarter is as follows:
•No Incentive Fee is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, does not exceed the quarterly hurdle rate of 2.00%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar

CARLYLE CREDIT INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
As of September 30, 2023
(expressed in U.S. dollars)
quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide CGCIM with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and
•17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” is payable to CGCIM if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to CGCIM.
7.The Fund may issue preferred shares or debt securities. The above figure assumes an aggregate of $52 million of preferred shares with an interest rate of 8.75% per annum. In the event that the Fund were to issue preferred shares or debt securities, the Fund’s borrowing costs, and correspondingly its total annual expenses, including, in the case of such preferred shares, the base management fee as a percentage of the Fund’s net assets attributable to common shares, would increase.
8.“Other expenses” includes the Fund’s overhead expenses, including payments under the Administration Agreement based on the Fund’s allocable portion of overhead and other expenses incurred by Administrator, and payment of fees in connection with outsourced administrative functions, and are based on estimated amounts for the current fiscal year. “Other expenses” also includes the ongoing administrative expenses to the independent accountants and legal counsel of the Fund, compensation of independent directors, and costs and expenses relating to rating agencies.

The following examples illustrate the hypothetical expenses that you would pay on a $1,000 investment assuming annual expenses attributable to common shares remain unchanged and common shares earn a 5% annual return:

Example	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$142	$387	$590	$955
The example and the expenses in the tables above should not be considered a representation of the Fund’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Fund’s performance will vary and may result in a return greater or less than 5.0%.

CARLYLE CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS
As of September 30, 2023
(expressed in U.S. dollars)

September 30, 2023
ASSETS
Investments, at fair value (cost $94,853,011)	$93,876,730
Cash and cash equivalents	2,765,975
Cash and cash equivalents denominated in foreign currencies	50,091
Receivables and other assets:
Interest receivable	2,324,581
Receivable for investments sold	1,450,000
Other assets	498,883
Total assets	$100,966,260

LIABILITIES
Common share dividend payable	$1,159,119
Legal fees payable	428,735
Audit fees payable	298,100
Administration fees payable	65,676
Other payables and accrued expenses	263,890
Total liabilities	$2,215,520

COMMITMENTS AND CONTINGENCIES (Note 7)

Net Assets	$98,750,740

COMPOSITION OF NET ASSETS
Paid-in capital	$112,069,044
Total distributable earnings (losses)	(13,318,304)
Total net Assets	$98,750,740
Common shares outstanding (no par value)	11,725,357
Net asset value per share of common stock	$8.42

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2023
(expressed in U.S. dollars)

Issuer (1)(6)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CLO - EQUITY (4)(5)
522 Funding CLO 2021-7, Ltd.	Subordinated Notes (effective yield 19.36%, 4/23/2034)	7/27/2023	$4,505,000	$2,883,200	$2,900,020	2.94%
Aimco CLO 14, Ltd.	Subordinated Notes (effective yield 15.92%, 4/20/2034)	7/17/2023	5,850,000	4,434,946	4,520,042	4.58%
Ares LVI CLO, Ltd.	Subordinated Notes (effective yield 18.42%, 10/25/2034)	8/24/2023	3,900,000	2,710,500	2,670,797	2.70%
Bain Capital Credit CLO 2021-1, Ltd.	Subordinated Notes (effective yield 23.22%, 4/18/2034)	7/17/2023	4,150,000	2,511,496	2,617,021	2.65%
Ballyrock CLO 15, Ltd.	Subordinated Notes (effective yield 15.70%, 4/15/2034)	8/16/2023	5,000,000	3,731,250	3,665,532	3.71%
Ballyrock CLO 18, Ltd.	Subordinated Notes (effective yield 15.63%, 1/15/2035)	8/16/2023	2,500,000	1,921,875	1,919,137	1.94%
Barings CLO, Ltd. 2021-I	Subordinated Notes (effective yield 19.58%, 4/25/2034)	7/17/2023	3,400,000	2,235,830	2,300,831	2.33%
Benefit Street Partners CLO XXIII, Ltd.	Subordinated Notes (effective yield 19.50%, 4/25/2034)	8/2/2023	10,000,000	7,625,000	8,063,391	8.17%
BlueMountain CLO XXXV, Ltd.	Subordinated Notes (effective yield 17.24%, 7/22/2035)	8/7/2023	7,800,295	5,990,978	6,103,428	6.18%
CIFC Funding 2020-III, Ltd.	Subordinated Notes (effective yield 15.84%, 10/20/2034)	9/20/2023	7,000,000	5,783,750	5,740,630	5.81%
Elmwood CLO 16, Ltd.	Subordinated Notes (effective yield 14.70%, 4/20/2034)	8/10/2023	6,000,000	5,197,500	5,267,328	5.33%
Elmwood CLO VI, Ltd.	Subordinated Notes (effective yield 14.83%, 10/20/2034)	7/17/2023	2,000,000	1,483,518	1,598,272	1.62%
Elmwood CLO VII, Ltd.	Subordinated Notes (effective yield 16.08%, 1/17/2034)	7/17/2023	2,000,000	1,478,631	1,605,415	1.63%
Invesco CLO 2021-1, Ltd.	Subordinated Notes (effective yield 19.67%, 4/15/2034)	9/20/2023	3,000,000	2,182,500	2,136,427	2.16%
Invesco CLO 2021-1, Ltd.	Subordinated Notes (effective yield 18.93%, 4/15/2034)	9/14/2023	2,000,000	1,478,000	1,421,379	1.44%
KKR CLO 33, Ltd.	Subordinated Notes (effective yield 20.11%, 7/20/2034)	9/13/2023	5,000,000	3,626,500	3,585,442	3.63%
Madison Park Funding LXII, Ltd.	Subordinated Notes (effective yield 19.20%, 7/17/2036)	7/25/2023	12,000,000	8,803,200	8,766,457	8.88%
Magnetite XIX, Ltd.	Subordinated Notes (effective yield 16.78%, 4/17/2034)	9/14/2023	8,614,583	5,735,534	5,792,756	5.87%
Neuberger Berman Loan Advisers CLO 38, Ltd.	Subordinated Notes (effective yield 18.99%, 10/20/2035)	8/1/2023	9,500,000	6,056,250	6,122,195	6.20%
Octagon 55, Ltd.	Subordinated Notes (effective yield 21.08%, 7/20/2034)	7/19/2023	6,000,000	3,549,300	3,352,277	3.39%
OHA Credit Partners XIII, Ltd.	Subordinated Notes (effective yield 18.52%, 10/21/2034)	7/17/2023	2,950,000	1,707,814	2,046,312	2.07%
Voya CLO 2020-2, Ltd.	Subordinated Notes (effective yield 21.12%, 7/19/2034)	8/2/2023	5,500,000	4,578,750	4,690,231	4.75%
Voya CLO 2020-3, Ltd.	Subordinated Notes (effective yield 19.77%, 10/20/2034)	8/3/2023	4,000,000	3,130,000	3,137,888	3.18%
				$88,836,322	$90,023,208	91.16%
CLO - DEBT (4)
Avondale Park CLO DAC	12.55% (3M EURIBOR + 8.65%, 9/20/2034)	9/6/2023	€2,000,000	$1,956,973	$1,798,509	1.82%
CLO - SUBORDINATED FEE NOTE (4)(5)
Neuberger Berman Loan Advisers CLO 38, Ltd.	Subordinated Fee Note (effective yield 21.70%, 10/20/2035)	8/1/2023	69,788	55,837	55,013	0.06%
REAL ESTATE (7)
Moores Crossing - Travis County, TX		7/14/2023	4,000,000	4,003,879	2,000,000	2.03%
Total Investments				$94,853,011	$93,876,730	95.07%

CARLYLE CREDIT INCOME FUND
STATEMENT OF OPERATIONS
For the Year ended September 30, 2023
(expressed in U.S. dollars)

Issuer (1)(6)	Investment Description	Acquisition Date (2)	Principal Amount	Cost	Fair Value (3)	% of Net Assets
CASH EQUIVALENTS
U.S. Bank MMDA	Money Market Deposit Account (5.20%)		2,765,975	2,765,975	2,765,975	2.80%

Total Investments and Cash Equivalents				$97,618,986	$96,642,705	97.87%

(1) The Fund is not affiliated with, nor does it "control" (as such term is defined in the Investment Company Act of 1940 (the "1940 Act")), any of the issuers listed. In general, under the 1940 Act, the Fund would be presumed to "control" an issuer if it owned 25% or more of its voting securities.
(2) Acquisition date represents the initial date of purchase or the date the investment was contributed to the Fund at the time of the Fund's formation.
(3) Fair value is determined by the Adviser in accordance with the written valuation policies and procedures, subject to oversight by the Company's Board of Trustees, in accordance with Rule 2a-5 under the 1940 Act.
(4) Securities exempt from registration under the Securities Act of 1933, and are deemed to be "restricted securities." As of September 30, 2023, the aggregate fair value of these securities is $91,876,730, or 93.04% of the Fund's net assets.
(5) CLO subordinated notes and income notes are considered CLO equity positions. CLO equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying assets less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. It is the Company's policy to update the effective yield for each CLO equity position held within the Company's portfolio at the initiation of each investment and each subsequent quarter thereafter. The effective yield and investment cost may ultimately not be realized. As of September 30, 2023, the Company's weighted average effective yield on its aggregate CLO equity positions, based on current amortized cost, was 18.26%.
(6) The fair value of the investment was determined using significant unobservable inputs. See “Note 3. Fair Value Measurements.”
(7) The Fund inherited a non-income producing defaulted real estate loan from VCIF that was not included in the legacy portfolio sale. Pursuant to a deed-in-lieu of foreclosure on August 10, 2023, the Fund has ownership of the real estate.

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended September 30, 2023 and September 30, 2022
(expressed in U.S. dollars)

Year ended September 30, 2023
Investment Income
Interest income	$7,353,622
Other income	45,123
Total investment income	7,398,745

Expenses
Non-recurring fees	2,840,327
Management fees	1,365,151
Legal fees	988,347
Insurance expense	295,931
Loan servicing fees	507,552
Audit fees	318,044
Interest expense	296,267
Administration fees	203,544
Transfer agent fees	127,541
Director and trustees' fees	163,972
Printing expense	89,987
Custody fees	66,415
Line of credit fees	43,198
Miscellaneous expenses	229,225
Total expenses	7,535,501
Less: expenses waived by adviser	(709,496)
Net Expenses	6,826,005
Net Investment Income	572,740

Net Realized and Unrealized Gain/(Loss) On Investments
Net realized gain (loss) on investments	(10,717,995)
Net realized gain (loss) on foreign currency transactions	(1,165)
Net change in unrealized appreciation (depreciation) on investments, foreign currency, and cash equivalents	(1,675,639)
Net Realized and Unrealized Loss on Investments	(12,394,799)

Net Decrease in Net Assets Attributable to Common Shares from Operations	$(11,822,059)

See accompanying Notes to the Financial Statements.

CARLYLE CREDIT INCOME FUND
STATEMENT OF CASH FLOWS
For the Year ended September 30, 2023
(expressed in U.S. dollars)

	Year ended September 30,
	2023	2022
Net increase (decrease) in net assets from operations:
Net investment income	$572,740	$5,193,048
Net realized gain (loss) on investments	(10,717,995)	2,087,057
Net realized gain (loss) on foreign currency transactions	(1,165)	—
Net change in unrealized appreciation (depreciation) on investments, foreign currency and cash equivalents	(1,675,639)	(10,408,837)
Net decrease in net assets resulting from operations	(11,822,059)	(3,128,732)

Distributions to shareholders from:
Net investment income	(4,512,176)	(9,452,773)
Return of capital	(4,166,758)	(912,958)
Total distributions to shareholders	(8,678,934)	(10,365,731)

Capital share transactions
Net increase (decrease) in net assets resulting from beneficial interest:
Issuance of common shares	10,816,451	—
Reinvestment of dividends	605,817	—
Net increase in net assets from capital share transactions	11,422,268	—

Total increase (decrease) in net assets	(9,078,725)	(13,494,463)
Net assets at the beginning of the period	107,829,465	121,323,928
Net assets at the end of the period	$98,750,740	$107,829,465

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Year ended September 30, 2023
Cash flows from operating activities
Net decrease in net assets resulting from operations	$(11,822,059)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchases of investments	(93,617,641)
Proceeds from disposition of investments	98,538,634
Net amortization on investments	(630,511)
Net realized loss on investments	10,717,995
Change in unrealized depreciation on investments	1,675,639
Increase in interest receivable	(407,258)
Increase in receivable for investments sold and principal paydowns	(691,415)
Decrease in prepaid expenses and other assets	168,909
Increase in legal fees payable	421,735
Decrease in payable for investments purchased	(243,093)
Increase in audit fees payable	117,984
Decrease in accrued advisory fees	(104,827)
Increase in accrued expenses and other liabilities	276,582
Net cash provided by operating activities	4,400,674

Cash flows from financing activities
Dividends paid to shareholders, net of reinvestments	(6,913,998)
Proceeds from shares sold	10,816,451
Payments on line of credit	(7,455,337)
Net cash used in financing activities	(3,552,884)
Net increase in cash and cash equivalents	847,790
Cash and cash equivalents, beginning of year	1,968,276
Cash and cash equivalents, end of year	$2,816,066

Supplemental information:
Cash paid for interest on borrowings	$296,267
Non-cash activities:
Reinvestment of dividends	$605,817

See accompanying Notes to Financial Statements.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
1. ORGANIZATION
Carlyle Credit Income Fund (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on April 8, 2011. In addition, the Fund has elected to be treated, and intends to continue to comply with the requirements to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (together with the rules and regulations promulgated thereunder, the “Code”). The Fund currently has one class of common shares which commenced operations on December 30, 2011. The Fund was previously named Vertical Capital Income Fund (“VCIF”) and was managed by its Adviser, Oakline Advisors LLC (“Oakline”). Effective at the close of business on July 14, 2023, the Fund is managed by its Adviser, Carlyle Global Credit Investment Management L.L.C. (“CGCIM” or the “Adviser”), a wholly owned subsidiary of Carlyle Investment Management L.L.C.
On January 12, 2023, the Fund entered into a definitive agreement (the “Transaction Agreement”) with the Adviser pursuant to which, among other things, CGCIM would become the investment adviser to the Fund (the “Transaction”). Pursuant to the Transaction Agreement, the investment advisory agreement between the Fund and Oakline terminated at or near the closing of the Transaction (the “Closing”). As a result, the holders of the Fund’s common shares (“Shareholders”) were asked to approve a new investment advisory agreement between the Fund and CGCIM and to approve certain other proposals upon which the Closing was conditioned. The Shareholders approved the new Investment Advisory Agreement and the other proposals at a shareholder meeting on June 15, 2023, followed by the Closing, which occurred on July 14, 2023. In connection with Closing, (i) the Fund sold existing investments with a gross asset value equal to approximately 97% of the total gross asset value of such investments as of August 31, 2022, subject to certain exclusions; (ii) CGCIM replaced Oakline as the Fund’s new investment adviser; (iii) the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations; (iv) each of the Fund’s trustees and officers were replaced; (v) the Fund changed its name on July 14, 2023 from Vertical Capital Income Fund to Carlyle Credit Income Fund; and (vi) on July 27, 2023 the Fund’s common shares began trading on NYSE under the symbol “CCIF.” In addition, Shareholders of the Fund received a special one-time payment of $10,000,000 from CGCIM (or one of its affiliates), or approximately $0.96 per common share.
Following the closing of the Transaction and pursuant to the Transaction Agreement, (i) CG Subsidiary Holdings L.L.C., an affiliate of the Adviser (the “Purchaser”) commenced a tender offer on July 18, 2023 to purchase up to $25,000,000 of outstanding Fund common shares at the then-current net asset value per common share (the “Tender Offer”), and (ii) the Purchaser agreed to invest $15,000,000 into the Fund through the purchase of newly issued Fund common shares at a price equal to the greater of the then-current net asset value per common share and the net asset value per common share that represents the tender offer purchase price (the “New Issuance”), and through acquiring common shares in private purchases (the “Private Purchase”).
The Tender Offer expired on August 28, 2023, and the Purchaser accepted for purchase 3,012,049 common shares at a purchase price of $8.30 per common share for an aggregate purchase price of $25,000,007, excluding fees and expenses relating to the Tender Offer.
On September 12, 2023, the Fund closed the New Issuance and issued and sold 1,269,537 common shares to the Purchaser at a purchase price of $8.52 per common share, which price represented the net asset value per common share as of the closing of the New Issuance, for an aggregate purchase price of $10,816,451.
On September 12, 2023, the Purchaser closed the Private Purchase and acquired 504,042 common shares from existing shareholders of the Fund.
Prior to the close of business on July 14, 2023, the Fund’s investment objective was to generate income by primarily investing in mortgage notes secured by residential real estate. Following the closing of the Transaction, the Fund’s primary investment objective is to generate current income, with a secondary objective to generate capital appreciation. The Fund seeks to achieve its investment objectives by investing primarily in equity and junior debt tranches of collateralized loan obligations (“CLO”) that are collateralized by a portfolio consisting primarily of below investment grade U.S. senior secured loans with a large number of distinct underlying borrowers across various industry sectors. The Fund may also invest in other related securities and instruments or other securities and instruments that the Adviser believes are consistent with its investment objectives, including senior debt tranches of CLOs, loan accumulation facilities (“LAFs”) and securities issued by other securitization vehicles, such as collateralized bond obligations, or “CBOs.” LAFs are short- to medium-term facilities often provided by the bank that will serve as the placement agent or arranger on a CLO transaction. LAFs typically incur leverage between four and six times equity value prior to a CLO’s pricing. The CLO securities in which the Fund primarily seek to invest are unrated or rated below investment grade and are considered speculative with respect to timely payment of interest and repayment of principal. Unrated and below investment grade securities are also sometimes referred to as “junk” securities. In addition, the CLO equity and junior debt securities in which the Fund invests are highly leveraged (with CLO equity securities typically being leveraged ten times), which magnifies the Fund’s risk of loss on such investments.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and timely distribute to its shareholders generally at least 90% of its investment company taxable income, as defined by the Code, for each year. Pursuant to this election, the Fund generally does not have to pay corporate level taxes on any income that it distributes to shareholders, provided that the Fund satisfies those requirements.
2. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation
The financial statements have been prepared on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The Fund is an investment company for the purposes of accounting and financial reporting in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services—Investment Companies (“ASC 946”). U.S. GAAP for an investment company requires investments to be recorded at fair value. The carrying value for all other assets and liabilities approximates their fair value. The Fund’s fiscal year ends on September 30, and unless otherwise noted, references to fiscal year or year are for fiscal years ended September 30.
Use of Estimates
The preparation of the financial statements in conformity with U.S. GAAP requires management to make assumptions and estimates that affect the reported amounts reported in the financial statements and accompanying notes. Management’s estimates are based on historical experiences and other factors, including expectations of future events that management believes to be reasonable under the circumstances. It also requires management to exercise judgment in the process of applying the Fund’s accounting policies.
Investments
Investment transactions are recorded as of the applicable trade date. Realized gains or losses are measured by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment using the specific identification method without regard to unrealized appreciation or depreciation previously recognized, and includes investments charged off during the period, net of recoveries. Net change in unrealized appreciation or depreciation on investments as presented in the accompanying Statement of Operations reflects the net change in the fair value of investments, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized. See Note 3. Fair Value Measurements, for further information.
Cash and Cash Equivalents
Cash and cash equivalents consist of demand deposits and highly liquid investments (e.g., money market funds, U.S. treasury notes) with original maturities of three months or less. The Fund’s cash and cash equivalents are held at one or more large financial institutions and cash held in such financial institutions may, at times, exceed the Federal Deposit Insurance Corporation insured limit. The Fund classifies cash equivalents as Level I in the fair value hierarchy. Cash equivalents are carried at cost or amortized cost which approximates fair value.
Interest from Investments
CLO equity investments recognize investment income by utilizing an effective interest methodology based upon an effective yield to maturity utilizing projected cash flow, as required by ASC Topic 325-40, Beneficial Interest in Securitized Financial Assets. The Fund monitors the expected residual payments, and effective yield is determined and updated periodically, as needed. Accordingly, investment income recognized on CLO equity securities in the U.S. GAAP statement of operations differs from both the tax -basis investment income and from the cash distributions actually received by the Fund during the quarterly period.
Interest income is recorded on an accrual basis and includes the accretion of discounts and amortization of premiums. Discounts from and premiums to par value on debt investments purchased are accreted/amortized into interest income over the life of the respective security using the effective interest method. The amortized cost of debt investments represents the original cost, including origination fees and upfront fees received that are deemed to be an adjustment to yield, adjusted for the accretion of discounts and amortization of premiums, if any.
Other Income
Other income includes fees received on the exit of one of the two real estate positions the Fund inherited from the VCIF portfolio which were not included in the portfolio sale at Closing.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Income Taxes
For federal income tax purposes, the Fund has elected to be treated as a RIC under the Code, and intends to make the required distributions to its shareholders as specified therein. In order to qualify as a RIC, the Fund must meet certain minimum distribution, source-of-income and asset diversification requirements. If such requirements are met, then the Fund is generally required to pay income taxes only on the portion of its taxable income and gains it does not distribute.
The minimum distribution requirements applicable to RICs require the Fund to distribute to its shareholders at least 90% of its investment company taxable income (“ICTI”), as defined by the Code, each year (the “Annual Distribution Requirement”). Depending on the level of ICTI earned in a tax year, the Fund may choose to carry forward ICTI in excess of current year distributions into the next tax year. Any such carryover ICTI must be distributed before the end of that next tax year through a dividend declared prior to filing the final tax return related to the year which generated such ICTI.
In addition, based on the excise distribution requirements, the Fund is subject to a 4% nondeductible federal excise tax on undistributed income unless the Fund distributes in a timely manner an amount at least equal to the sum of (1) 98% of its ordinary income for each calendar year, (2) 98.2% of capital gain net income (both long-term and short-term) for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in the preceding year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax is considered to have been distributed. The Fund intends to make sufficient distributions each taxable year to satisfy the excise distribution requirements.
Due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Dividends
The composition of distributions paid to common shareholders from net investment income and capital gains are determined in accordance with U.S. federal income tax regulations, which differ from U.S. GAAP. Distributions to common shareholders can be comprised of net investment income, net realized capital gains and return of capital for U.S. federal income tax purposes and are intended to be paid monthly. Distributions payable to common shareholders are recorded as a liability on ex-dividend date.
The Fund has an “opt out” dividend reinvestment plan that provides for reinvestment of dividends and other distributions on behalf of the shareholder, other than those shareholders who have “opted out” of the plan. As a result of adopting the plan, if the Board of Trustees authorizes, and the Fund declares, a cash dividend or distribution, the shareholders who have not elected to “opt out” of the dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of the Fund’s shares of beneficial interest, rather than receiving cash. Each registered shareholder may elect to have such shareholder’s dividends and distributions distributed in cash rather than participate in the plan. For any registered shareholder that does not so elect, distributions on such shareholder’s shares will be reinvested by the Transfer Agent, the Fund’s plan administrator, in additional shares. The number of shares to be issued to the shareholder will be determined based on the total dollar amount of the cash distribution payable, net of applicable withholding taxes.
Functional Currency
The functional currency of the Fund is the U.S. Dollar. Investments are generally made in the local currency of the country in which the investments are domiciled and are translated into U.S. Dollars with foreign currency translation gains or losses recorded within net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.
Non-recurring fees
Non-recurring fees include fees incurred by VCIF in connection with the closing of the Transaction, including, but not limited to, legal, advisory, and accounting fees.
3. FAIR VALUE MEASUREMENTS
The Fund applies fair value accounting in accordance with the terms of FASB ASC Topic 820, Fair Value Measurement (“ASC 820”). ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transfer between market participants at the measurement date. The Fund values securities/instruments traded in active markets on the measurement date by multiplying the bid price of such traded securities/instruments by the quantity of shares or amount of the instrument held. The Fund may also obtain quotes with respect to certain of its investments, such as its securities/instruments traded in active markets and its liquid securities/instruments that are not traded in active

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NOTES TO FINANCIAL STATEMENTS (Continued)
markets, from pricing services, brokers, or counterparties (i.e., “consensus pricing”). When doing so, the Adviser determines whether the quote obtained is sufficient according to U.S. GAAP to determine the fair value of the security. The Fund may use the quote obtained or alternative pricing sources may be utilized including valuation techniques typically utilized for illiquid securities/instruments.
The Board of Trustees has designated the Adviser as the Fund’s valuation designee for purposes of Rule 2a-5 under the Investment Company Act to perform the fair value determination of all of the Fund’s assets in accordance with the terms of ASC 820. Securities/instruments that are illiquid or for which the pricing source does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Adviser, does not represent fair value shall each be valued as of the measurement date using all techniques appropriate under the circumstances and for which sufficient data is available. These valuation techniques may vary by investment and include comparable public market valuations, comparable precedent transaction valuations and/or discounted cash flow analyses. The Adviser engages third-party valuation firms to provide independent prices on securities/instruments. The Adviser’s Valuation Committee (the “Valuation Committee”) reviews the assessments of the third-party valuation firms and provides any recommendations with respect to changes to the fair value of each investment in the portfolio and approves the fair value of each investment in the portfolio in good faith based on the input of the third-party valuation firms. If the Adviser reasonably believes a valuation from a pricing vendor is inaccurate or unreliable, the Valuation Committee will consider an “override” of the particular valuation. The Valuation Committee will consider all available information at its disposal prior to making a valuation determination.
U.S. GAAP establishes a hierarchical disclosure framework which ranks the level of observability of market price inputs used in measuring investments at fair value. The observability of inputs is impacted by a number of factors, including the type of investment and the characteristics specific to the investment and state of the marketplace, including the existence and transparency of transactions between market participants. Investments with readily available quoted prices or for which fair value can be measured from quoted prices in active markets generally have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value.
Investments measured and reported at fair value are classified and disclosed based on the observability of inputs used in determination of fair values, as follows:
•Level 1— inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. The types of financial instruments included in Level 1 generally include unrestricted securities, including equities and derivatives, listed in active markets. The Adviser does not adjust the quoted price for these investments, even in situations where we hold a large position and a sale could reasonably impact the quoted price.
•Level 2—inputs to the valuation methodology are either directly or indirectly observable as of the reporting date and are those other than quoted prices in active markets. The type of financial instruments in this category generally includes less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.
•Level 3—inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category generally include investments in privately held entities, non-investment grade residual interests in securitizations, collateralized loan obligations, and certain over-the-counter derivatives where the fair value is based on unobservable inputs.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the overall fair value measurement. The Adviser’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Transfers between levels, if any, are recognized at the beginning of the period in which the transfers occur. During the year ended September 30, 2023, there were no transfers.
The following table summarizes the Fund’s investments measured at fair value on a recurring basis by the above fair value hierarchy levels as of September 30, 2023:

	As of September 30, 2023
	Level 1	Level 2	Level 3	Total
Assets
Cash Equivalents	$2,816,066	$—	$—	$2,816,066
Collateralized Loan Obligations	—	—	91,876,730	91,876,730
Real Estate	—	—	2,000,000	2,000,000
Total Investments, at Fair Value	$2,816,066	$—	$93,876,730	$96,692,796
The changes in the Fund’s investments at fair value for which the Fund has classified as Level 3 for the year ended September 30, 2023, are as follows:

	For the year ended September 30, 2023
	Mortgage Notes	Other Investments	Collateralized Loan Obligations	Real Estate	Total

Balance, beginning of period	$110,163,130	$397,716	$—	$—	$110,560,846
Purchases of investments	562,362	—	93,055,279	—	93,617,641
Proceeds from sales and paydowns of investments (1)	(96,004,514)	(356,390)	(2,177,730)	—	(98,538,634)
Net realized gains (losses)	(10,733,462)	44,342	(28,875)	—	(10,717,995)
Accretion of discount (premium)	627,512	2,541	458	—	630,511
Net change in unrealized appreciation (depreciation)	(2,615,028)	(88,209)	1,027,598	—	(1,675,639)
Deed in Lieu of Foreclosure Transfer	(2,000,000)	—	—	2,000,000	—
Balance, end of period	$—	$—	$91,876,730	$2,000,000	$93,876,730
Net change in unrealized appreciation (depreciation) included in earnings related to investments still held at the reporting date	$—	$—	$1,027,598	$(2,003,879)	$—
(1) Includes $727,730 of return of capital on CLO investments from recurring cash flows.
The Fund generally uses the following framework when determining the fair value of investments that are categorized as Level 3:
The fair value of CLOs is estimated based on various valuation models from third-party pricing services. Those analyses consider the current trading activity, position size, liquidity, current financial condition of the CLOs, the third-party financing environment, reinvestment rates, recovery lags, discount rates, and default forecasts. The Fund corroborates quotations from pricing services either with other available pricing data and subsequent or recent trading information. These securities are classified as Level 3.
The following table summarizes the quantitative information related to the significant unobservable inputs for Level 3 instruments which are carried at fair value as of September 30, 2023:

	Fair Value as of September 30, 2023	Valuation Techniques	Significant Unobservable Inputs	Range		Weighted Average
				Low	High
Collateralized Loan Obligations	$91,876,730	Consensus Pricing	Indicative Quotes	58.1%	89.5%	76.2%
Real Estate	2,000,000	Market Approach	Bid Price	50.0%	50.0%	50.0%
Total Level 3 Investments	$93,876,730
The significant unobservable inputs used in the fair value measurement of the Fund’s investments in CLOs are indicative quotes. Significant decreases in indicative quotes may result in a significantly lower fair value measurement. The Fund’s Real Estate investment is being valued based on an indicative bid received.

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NOTES TO FINANCIAL STATEMENTS (Continued)
4. RELATED PARTY TRANSACTIONS
Investment Advisory Agreement
On November 28, 2022, the Fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” as that term is defined in the 1940 Act, as amended, approved the Investment Advisory Agreement, subject to Shareholder approval. The Board weighed a number of factors in reaching its decision to approve the Investment Advisory Agreement, including, without limitation, the history, reputation, and resources of CGCIM, prior performance results achieved by CGCIM, and quality of services to be provided by CGCIM. The Board considered CGCIM’s expertise in managing collateralized loan obligation securities.
The Shareholders approved the Investment Advisory Agreement on June 15, 2023 and it became effective on July 14, 2023, at which time the original Investment Advisory Agreement between the Fund and Oakline Advisors, LLC terminated. Pursuant to the Investment Advisory Agreement, by and between the Fund and the Adviser, and in consideration of the advisory services provided by the Adviser to the Fund, the Adviser is entitled to a fee consisting of two components—a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”).
The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.75% of the month-end value of the Fund’s Managed Assets. “Managed Assets” means the total assets of the Fund (including any assets attributable to any preferred shares or to indebtedness) minus the Fund’s liabilities other than liabilities relating to indebtedness.
The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s pre-incentive fee net investment income for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s net assets, equal to 2.00% per quarter (or an annualized hurdle rate of 8.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income, income generated from original issue discounts, payment-in-kind income, and any other income earned or accrued during the calendar quarter, minus the Fund’s operating expenses (which, for this purpose shall not include any distribution and/or shareholder servicing fees, litigation, any extraordinary expenses or Incentive Fee) for the quarter. For purposes of computing the Fund’s pre-incentive fee net investment income, the calculation methodology will look through total return swaps as if the Fund owned the referenced assets directly. As a result, the Fund’s pre-incentive fee net investment income includes net interest, if any, associated with a derivative or swap, which is the difference between (a) the interest income and transaction fees related to the reference assets and (b) all interest and other expenses paid by the Fund to the derivative or swap counterparty. Net assets means the total assets of the Fund minus the Fund’s liabilities. For purposes of the Incentive Fee, net assets are calculated for the relevant quarter as the weighted average of the net asset value of the Fund as of the first business day of each month therein. The weighted average net asset value shall be calculated for each month by multiplying the net asset value as of the beginning of the first business day of the month times the number of days in that month, divided by the number of days in the applicable calendar quarter.
The Fund pays its Adviser an incentive fee with respect to its pre-incentive fee net investment income in each calendar quarter as follows:
•No incentive fee based on pre-incentive fee net investment income in any calendar quarter in which its pre-incentive fee net investment income does not exceed the hurdle rate of 2.00%;
•100% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the hurdle rate but is less than or equal to 2.4242% (the “catch-up”) is payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds the hurdle rate but is less than or equal to 2.4242% (9.6968% annualized). The “catch-up” provision is intended to provide the Adviser with an incentive fee of 17.5% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.4242% of net assets; and
•17.5% of the portion of the Fund’s pre-incentive fee net investment income that exceeds the “catch-up” will be payable to the Adviser if the Fund’s pre-incentive fee net investment income, expressed as a percentage of the Fund’s net assets in respect of the relevant calendar quarter, exceeds 2.4242% (9.6968% annualized). As a result, once the hurdle rate is reached and the catch-up is achieved, 17.5% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to the Adviser.
For the period from July 14, 2023 to September 30, 2023, the Fund did not earn base management fees in excess of the waiver as described in the ‘Expense Limitation Agreement’ below. For the period from July 14, 2023 to September 30, 2023, the Fund did not earn incentive fees related to pre-incentive fee net investment income.
As of September 30, 2023, there were no management fees payable or incentive fees payable included in the accompanying Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Under the original Investment Advisory Agreement between the Fund and Oakline Advisors, LLC, the Fund paid Oakline a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. For the period from October 1, 2022 to July 14, 2023, Oakline earned management fees of $1,020,773. Oakline had contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses so that the total annual operating expenses of the Fund did not exceed 2.50% of the average daily net assets.. For the period October 1, 2022 to July 14, 2023, Oakline waived $362,616.
Expense Limitation Agreement
The Adviser and the Fund entered into an Expense Limitation Agreement under which the Adviser has agreed contractually to waive its Management Fee and/or reimburse the Fund’s operating expenses on a monthly basis to the extent that the Fund’s monthly total annualized fund operating expenses (excluding (i) expenses directly related to the costs of making investments, including interest and structuring costs for borrowings and line(s) of credit, taxes, brokerage costs, the Fund’s proportionate share of expenses related to co-investments, litigation and extraordinary expenses, (ii) Incentive Fees, expenses related to equity or debt offerings, and (iii) expenses associated with the Transaction Agreement, including expenses related to the liquidation as defined therein) in respect of the relevant month not to exceed 2.50% of the Fund’s average daily net assets. The Expense Limitation Agreement terminated based on its terms on August 17, 2023, which was the date that 75% of the Fund’s gross assets were invested in collateralized loan obligation equity and debt investments. Pursuant to the Expense Limitation Agreement, $346,880 in expenses were waived or reimbursed.
CGCIM also has a Fee Waiver Agreement under which it has agreed to irrevocably waive the portion of its management and incentive fees on Fund managed assets invested in exchange traded funds through January 12, 2024, as the Fund’s portfolio transitions to the new investment strategy. CGCIM is not entitled to recoup any waived fees under the Fee Waiver Agreement.
The Adviser is obligated to pay expenses associated with providing the investment services stated in the Investment Advisory Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management of the Fund.
Board of Trustees
The Fund’s Board of Trustees currently consists of five members, three of whom are Independent Trustees. The Board of Trustees has established an Audit Committee, a Nominating and Governance Committee and an Independent Trustees Committee, the members of each of which consist entirely of the Fund’s Independent Trustees. The Board of Trustees may establish additional committees in the future. For the period from July 14, 2023, to September 30, 2023, the Fund incurred $32,972 in fees and expenses associated with its Independent Trustees' services on the Fund's Board of Trustees and its committees. As of September 30, 2023, no fees or expenses associated with the Fund’s Independent Trustees were payable.
Shareholder Concentration
Related parties owned approximately 41% of the Fund's total outstanding shares as of September 30, 2023. Related parties may include, but are not limited to, the Adviser and its affiliates, affiliated broker dealers, fund of funds, and directors or employees.
5. RISK FACTORS
Investment Risks
Portfolio Fair Value Risk
Under the Investment Company Act, the Fund is required to carry its portfolio investments at market value or, if there is no readily available market value, at fair value. There is not a public market for the CLO investments we target. As a result, the Adviser values these securities at least quarterly, or more frequently as may be required from time to time, at fair value. The Adviser, as valuation designee, is responsible for the valuation of the Fund’s portfolio investments and implementing the portfolio.
The Fund expects that it will hold a high proportion of Level 3 investments relative to its total investments, which is directly related to the Fund’s investment philosophy and target portfolio. The Adviser has engaged an independent valuation firm to fair value the Fund’s Level 3 investments on a monthly basis. A retained independent valuation firm will have expertise in complex valuations associated with alternative investments and utilize a variety of techniques to calculate a security’s/instrument’s valuation. The valuation approach may vary by security/instrument but may include comparable public market valuations, comparable transaction valuations and discounted cash flow analyses. All factors that might materially impact the value of an investment (e.g., operating results, financial condition, achievement of milestones, economic and/or market events and recent sales prices) may be considered. The factors and methodologies used for the valuation of such securities are not

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can realize the fair value assigned to a security if it were to sell the security. Because such valuations are inherently uncertain, they often reflect only periodic information received by the Adviser about such companies’ financial condition and/or business operations, which may be on a lagged basis and therefore fluctuate over time and can be based on estimates. Determinations of fair value may differ materially from the values that would have been used if an exchange-traded market for these securities existed.
Potential Conflicts of Interest Risk—Allocation of Investment Opportunities
The Adviser has adopted allocation procedures that are intended to treat each fund they advise in a manner that, over a period of time, is fair and equitable. The Adviser and its affiliates currently provide investment advisory and administration services and may provide in the future similar services to other entities (collectively, “Advised Funds”). Certain existing Advised Funds have, and future Advised Funds may have, investment objectives similar to those of the Fund, and such Advised Funds will invest in asset classes similar to those targeted by the Fund. Certain other existing Advised Funds do not, and future Advised Funds may not, have similar investment objectives, but such funds may from time to time invest in asset classes similar to those targeted by the Fund. The Adviser will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and other clients and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances, including (without limitation): (i) differences with respect to available capital, size of client, and remaining life of a client; (ii) differences with respect to investment objectives or current investment strategies, including regarding: (a) current and total return requirements, (b) emphasizing or limiting exposure to the security or type of security in question, (c) diversification, including industry or company exposure, currency and jurisdiction, or (d) rating agency ratings; (iii) differences in risk profile at the time an opportunity becomes available; (iv) the potential transaction and other costs of allocating an opportunity among various clients; (v) potential conflicts of interest, including whether a client has an existing investment in the security in question or the issuer of such security; (vi) the nature of the security or the transaction, including minimum investment amounts and the source of the opportunity; (vii) current and anticipated market and general economic conditions; (viii) existing positions in a borrower/loan/security; and (ix) prior positions in a borrower/loan/security. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the Adviser.
Collateralized Loan Obligations
The Fund invests in CLOs. Investments in CLO securities involve certain risks. CLOs are generally backed by an asset or a pool of assets that serve as collateral. The Fund and other investors in CLO securities ultimately bear the credit risk of the underlying collateral. Most CLOs are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of junior tranches which are the focus of our investment strategy, and scheduled payments to junior tranches have a priority in right of payment to subordinated/equity tranches. CLOs may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs. For example, investments in junior debt and equity securities issued by CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt and equity tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently.
Covenant-Lite Loans Risk
    Covenant-lite loans may comprise a significant portion of the senior secured loans underlying the CLOs in which we invest. Over the past decade, the senior secured loan market has evolved from one in which covenant-lite loans represented a minority of the market to one in which such loans represent a significant majority of the market. Generally, covenant-lite loans provide borrower companies more freedom to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, to the extent that the CLOs that we invest in hold covenant-lite loans, our CLOs may have fewer rights against a borrower and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Subordinated Securities
CLO equity and junior debt securities are subordinated to more senior tranches of CLO debt. CLO equity and junior debt securities are subject to increased risks of default relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity securities are under-collateralized in that the face amount of the CLO debt and CLO equity of a CLO at inception exceed its total assets. The Fund will typically be in a subordinated or first loss position with respect to realized losses on the underlying assets held by the CLOs in which we are invested.
High Yield Investment Risk
The CLO equity and junior debt securities are typically rated below investment grade, or in the case of CLO equity securities unrated, and are therefore considered “higher yield” or “junk” securities and are considered speculative with respect to timely payment of interest and repayment of principal. The senior secured loans and other credit-related assets underlying CLOs are also typically higher yield investments. Investing in CLO equity and junior debt securities and other high yield investments involves greater credit and liquidity risk than investment grade obligations, which may adversely impact the Fund’s performance.
Default Risk
The Fund will be subject to risks associated with defaults on an underlying asset held by a CLO.
•A default and any resulting loss as well as other losses on an underlying asset held by a CLO may reduce the fair value of our corresponding CLO investment. A wide range of factors could adversely affect the ability of the borrower of an underlying asset to make interest or other payments on that asset. To the extent that actual defaults and losses on the collateral of an investment exceed the level of defaults and losses factored into its purchase price, the value of the anticipated return from the investment will be reduced. The more deeply subordinated the tranche of securities in which we invest, the greater the risk of loss upon a default. For example, CLO equity is the most subordinated tranche within a CLO and is therefore subject to the greatest risk of loss resulting from defaults on the CLO’s collateral, whether due to bankruptcy or otherwise. Any defaults and losses in excess of expected default rates and loss model inputs will have a negative impact on the fair value of our investments, will reduce the cash flows that the Fund receives from its investments, adversely affect the fair value of the Fund’s assets and could adversely impact the Fund’s ability to pay dividends. Furthermore, the holders of the junior equity and debt tranches typically have limited rights with respect to decisions made with respect to collateral following an event of default on a CLO. In some cases, the senior most class of notes can elect to liquidate the collateral even if the expected proceeds are not expected to be able to pay in full all classes of notes. The Fund could experience a complete loss of its investment in such a scenario.
•In addition, the collateral of CLOs may require substantial workout negotiations or restructuring in the event of a default or liquidation. Any such workout or restructuring is likely to lead to a substantial reduction in the interest rate of such asset and/or a substantial write-down or write-off of all or a portion of the principal of such asset. Any such reduction in interest rates or principal will negatively affect the fair value of the Fund’s portfolio.
Non-Diversification Risk
The Fund is a non-diversified investment company under the 1940 Act and expects to hold a narrower range of investments than a diversified fund under the 1940 Act.
Leverage Risk
The use of leverage, whether directly or indirectly through investments such as CLO equity or junior debt securities that inherently involve leverage, may magnify the Fund’s risk of loss. CLO equity or junior debt securities are very highly leveraged (with CLO equity securities typically being leveraged ten times), and therefore the CLO securities in which the Fund invests are subject to a higher degree of loss since the use of leverage magnifies losses.
Senior Management Personnel of the Adviser
Since the Fund has no employees, it depends on the investment expertise, skill and network of business contacts of the Adviser. The Adviser evaluates, negotiates, structures, executes, monitors and services the Fund’s investments. The Fund’s future success depends to a significant extent on the continued service and coordination of the Adviser and its senior management team. The departure of any members of the Adviser’s senior management team could have a material adverse effect on the Fund’s ability to achieve its investment objective.

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NOTES TO FINANCIAL STATEMENTS (Continued)
Conflicts of Interest Risk
The Fund’s executive officers and trustees, other current and future principals of the Adviser and certain members of the Adviser’s investment committee may serve as officers, trustees or principals of other entities and affiliates of the Adviser and funds managed by the Fund’s affiliates that operate in the same or a related line of business as the Fund does. Currently, the Fund’s executive officers, as well as the other principals of the Adviser, manage other funds affiliated with Carlyle, including other existing and future affiliated BDCs and registered closed-end funds, including Carlyle Secured Lending, Inc., Carlyle Credit Solutions, Inc. and Carlyle Tactical Private Credit Fund. In addition, the Adviser’s investment team has responsibilities for sourcing and managing private debt investments for certain other investment funds and accounts. Accordingly, they have obligations to investors in those entities, the fulfillment of which may not be in the best interests of, or may be adverse to the interests of, the Fund and its Shareholders. Although the professional staff of the Adviser will devote as much time to management of the Fund as appropriate to enable the Adviser to perform its duties in accordance with the Investment Advisory Agreement, the investment professionals of the Adviser may have conflicts in allocating their time and services among the Fund, on the one hand, and investment vehicles managed by Carlyle or one or more of its affiliates on the other hand.
Liquidity Risk
Generally, there is no public market for the CLO investments the Fund targets. As such, the Fund may not be able to sell such investments quickly, or at all. If the Fund is able to sell such investments, the prices the Fund receives may not reflect the Adviser’s assessment of their fair value or the amount paid for such investments by the Fund.
The Adviser’s Incentive Fee Risk
The Investment Advisory Agreement entitles the Adviser to receive incentive compensation on income regardless of any capital losses. In such case, the Fund may be required to pay the Adviser incentive compensation for a fiscal quarter even if there is a decline in the value of the Fund’s portfolio or if the Fund incurs a net loss for that quarter. Any Incentive Fee payable by the Fund that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If an investment defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously included in the calculation of the Incentive Fee will become uncollectible. The Adviser is not under any obligation to reimburse the Fund for any part of the Incentive Fee it received that was based on accrued income that the Fund never received as a result of a default by an entity on the obligation that resulted in the accrual of such income, and such circumstances would result in the Fund’s paying an Incentive Fee on income it never received. The Incentive Fee payable by the Fund to the Adviser may create an incentive for it to make investments on the Fund’s behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the Incentive Fee payable to the Adviser is determined may encourage it to use leverage to increase the return on the Fund’s investments. In addition, the fact that the Management Fee is payable based upon the Fund’s Managed Assets, which would include any borrowings for investment purposes, may encourage the Adviser to use leverage to make additional investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor Shareholders. Such a practice could result in the Fund’s investing in more speculative securities than would otherwise be in its best interests, which could result in higher investment losses, particularly during cyclical economic downturns.
Market Risks
The success of the Fund’s activities will be affected by general economic and market conditions, such as interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers, currency exchange controls, disease outbreaks, pandemics, and national and international political, environmental and socioeconomic circumstances (including wars, terrorist acts or security operations). In addition, the current U.S. political environment and the resulting uncertainties regarding actual and potential shifts in U.S. foreign investment, trade, taxation, economic, environmental and other policies under the current Administration, as well as the impact of geopolitical tension, such as a deterioration in the bilateral relationship between the U.S. and China or an escalation in conflict between Russia and Ukraine, could lead to disruption, instability and volatility in the global markets. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us.
Current and historic market turmoil has illustrated that market environments may, at any time, be characterized by uncertainty, volatility and instability. For example, the outbreak of COVID-19 caused materially reduced consumer demand and economic output, disrupting supply chains, resulting in market closures, travel restrictions and quarantines, and adversely impacting local and global economies. As with other serious economic disruptions, governmental authorities and regulators are responding to this crisis with significant fiscal and monetary policy changes, including by providing direct capital infusions into companies, introducing new monetary programs and considerably lowering interest rates, which, in some cases resulted in negative interest rates.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Inflation Risk
Inflation risk is the risk that the value of certain assets or income from the Fund’s investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of investments and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to shareholders.
Interest Rate Risk
The senior secured loans underlying the CLOs in which the Fund invests typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs in which the Fund invests. In addition, increasing interest rates may lead to higher prepayment rates, as corporate borrowers look to avoid escalating interest payments or refinance floating rate loans. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within these CLOs have Benchmark floors, if the Benchmark is below the applicable Benchmark floor, there may not be corresponding increases in investment income which could result in the CLO not having adequate cash to make interest or other payments on the securities which the Fund holds.
Transition from LIBOR Risk
Although The London Interbank Offered Rate (“LIBOR”) is no longer published as of June 30, 2023, certain CLO securities in which we invest may continue to earn interest at (or, from the perspective of the Fund as CLO equity investor, obtain financing at) a floating rate based on LIBOR. LIBOR and other inter-bank lending rates and indices (together with LIBOR, the “IBORs”) are the subject of ongoing national and international regulatory reform. Most, but not all, LIBOR settings are now transitioned to alternative near risk-free rates (“RFRs”).
It is expected that many new financing arrangements entered into by the Fund will therefore likely reference an RFR as the applicable interest rate. The RFRs are conceptually and operationally different from LIBOR. For example, overnight rate RFRs may only be determinable on a ‘backward’ looking basis and therefore are only known at the end of an interest period, whereas LIBOR is a ‘forward’ looking rate. Moreover, certain RFRs (such as Secured Overnight Financing Rate or “SOFR” for U.S. dollar debt) are not well established in the market, and all RFRs remain novel in comparison to LIBOR. There consequently remains some uncertainty as to what the economic, accounting, commercial, tax and legal implications of the use of RFRs will be and how they will perform over significant time periods, particularly as market participants are still becoming accustomed to the use of such benchmarks. As a result, it is possible that the use of RFRs may have an adverse effect on the Fund.
Regulatory Risk
Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund, affect the value of its investments and limit the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing the Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Fund’s investment practices.
Credit Risk
Credit risk relates to the ability of the borrower under an instrument to make interest and principal payments as they become due. If (1) a CLO in which the Fund invests, (2) an underlying asset of any such CLO or (3) any other type of credit investment in the Fund’s portfolio declines in price or fails to pay interest or principal when due because the issuer or debtor, as the case may be, experiences a decline in its financial status, our income, NAV and/or market price would be adversely impacted.
Credit Spread Risk
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market expects below-investment-grade bonds to default more frequently. Widening credit spreads may quickly reduce the market values of below-investment-grade and unrated securities. In recent years, the U.S. capital markets experienced extreme volatility and disruption following the spread of COVID-19, which increased the spread between yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. Central banks and governments played a key role in reintroducing liquidity to parts of the capital markets. Future exits of these financial institutions from the market may reintroduce temporary illiquidity. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on the Fund’s business, financial condition, results of operations and cash flows.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
Prepayment Risk
The assets underlying the CLO securities are subject to prepayment by the underlying corporate borrowers. In addition, the CLO securities and related investments are subject to prepayment risk. If the Fund or a CLO collateral manager is unable to reinvest prepaid amounts in a new investment with an expected rate of return at least equal to that of the investment repaid, the Fund’s investment performance will be adversely impacted.
Volatility Risk
Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.
Equity Risk
Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.
Foreign Exchange Rate Risk
Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.
Cybersecurity Risk
Cybersecurity incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The Adviser faces various security threats on a regular basis, including ongoing cyber security threats to and attacks on its information technology infrastructure that are intended to gain access to its proprietary information, destroy data or disable, degrade or sabotage its systems. These security threats could originate from a wide variety of sources, including unknown third parties outside of the Adviser. Although the Adviser is not currently aware that it has been subject to cyber-attacks or other cyber incidents which, individually or in the aggregate, have materially affected its operations or financial condition, there can be no assurance that the various procedures and controls utilized to mitigate these threats will be sufficient to prevent disruptions to its systems.
6. BORROWINGS
In accordance with the Investment Company Act, the Fund is currently only allowed to borrow amounts such that its asset coverage, as defined in the Investment Company Act, is at least 300% after such borrowing. As of September 30, 2023, the Fund did not have any borrowings.
Credit Facility
On July 21, 2021, the Fund entered into an amended and restated revolving line of credit agreement with Nexbank for investment purposes and to help maintain the Fund’s liquidity, subject to the limitations of the 1940 Act for borrowings. The maximum amount of borrowing allowed under the amended and restated agreement was the lesser of $35 million or 75% of the eligible portion of the Fund’s loans. Borrowings under the amended and restated Nexbank agreement bear interest at a rate equal to the Prime Rate plus applicable margin of 0.5%, per annum, on the outstanding principal balance. The Nexbank agreement matured on July 18, 2023 and had a one year extension available. The Nexbank agreement was secured by assets of the Fund.
The outstanding balance under the NexBank line of credit of $1,000,000 and all unpaid interest as of July 5, 2023 was repaid in connection with the Transaction Agreement, and thus was terminated as of this date. Amortization of deferred financing fees was $43,198 during the period from October 1, 2022 to July 5, 2023. The weighted average interest rate was 7.83% for total interest expense of $296,267, and the average amount of borrowing outstanding for the period was $4,200,000.

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
7. COMMITMENTS AND CONTINGENCIES
The Fund is not currently subject to any material legal proceedings. From time to time, the Fund may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Fund’s rights under contracts with its portfolio companies. While the outcomes of these legal proceedings, if any, cannot be predicted with certainty, the Fund does not expect that these proceedings will have a material effect upon its financial condition or results of operations.
8. CAPITAL
The Fund has an unlimited amount of common shares, no par value, authorized and 11,725,357 issued and outstanding. Transactions in common shares for the year ended September 30, 2023 were as follows:

Year ended September 30, 2023
Beginning Shares	10,380,003
Shares issued through dividend reinvestment	75,817
Shares issued pursuant to the Transaction Agreement	1,269,537
Ending Shares	11,725,357

CARLYLE CREDIT INCOME FUND
NOTES TO FINANCIAL STATEMENTS (Continued)
9. TAX
The Fund has not recorded a liability for any uncertain tax positions pursuant to the provisions of ASC 740, Income Taxes, as of September 30, 2023.
In the normal course of business, the Fund is subject to examination by federal and certain state, local and foreign tax regulators. The Fund’s federal tax returns are generally subject to examination by the Internal Revenue Service for a period of three years after they are filed.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes. The capital loss carryforward is subject to limitations in future years under the Code and related regulations.

Total Distributable Earnings	Accumulated Loss Carryforward	Post October Loss and Late Year Loss	Other Timing Differences	Net Unrealized Depreciation Based on Cost of Securities and Other Investments for Federal Income Tax Purposes
$—	$(11,182,904)	$—	$(1,159,119)	$(976,281)
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in-Capital	Increase to Retained Earnings
$2,942,453	$2,942,453
The tax character of dividends paid on common shares for the years ended September 30, 2023 and September 30, 2022 were as follows:

	Year ended September 30,
	2023	2022
Ordinary income	$4,512,176	$9,452,773
Tax return of capital	$4,166,758	$912,958
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the partnerships and non-deductible expenses adjustments

For the Year Ended September 30, 2023
Federal tax cost of securities	$97,618,986
Gross unrealized appreciation	$1,715,684
Gross unrealized depreciation	$(2,691,965)
Net unrealized depreciation	$(976,281)

CARLYLE CREDIT INCOME FUND
FINANCIAL HIGHLIGHTS
10. CHANGE IN INDEPENDENT ACCOUNTANT
On July 17, 2023, Grant Thornton LLP (“Grant Thornton”) was dismissed as the independent registered public accountants of the Fund upon the appointment of CGCIM as the Adviser and the appointment of Ernst & Young LLP (“E&Y”) as the independent registered public accountants of the Fund by the audit committee. Upon the recommendation of the audit committee, on July 17, 2023, the Board selected E&Y as the independent registered public accounting firm to audit the books and records of the Fund for the fiscal year ended September 30, 2023. Grant Thornton’s reports on the financial statements of the Fund for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the period Grant Thornton was engaged, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Grant Thornton’s satisfaction, would have caused it to make reference to that matter in connection with its report.

11. SUBSEQUENT EVENTS
On October 4, 2023, the Fund entered into an Equity Distribution Agreement with Ladenburg Thalmann & Co. Inc, B. Riley Securities, Inc., and Oppenheimer & Co Inc. (the “Placement Agents”) that allows for the offer and sale of up to $75,000,000 aggregate amount of the Fund’s common shares, through the Placement Agents, made by an at-the-market offering as defined in Rule 415 under the Securities Act of 1933.
On October 24, 2023, the Fund issued 1,200,000 shares of 8.75% Series A Term Preferred Shares due October 31, 2028, for aggregate gross proceeds of $30,000,000. On November 6, 2023, pursuant to the overallotment option granted to the Underwriters in the Underwriting Agreement, dated October 18, 2023, the Fund issued 80,000 additional shares for gross proceeds of $2,000,000. The shares are listed on the New York Stock Exchange under the symbol “CCIA”. Dividends will be payable monthly in arrears. The first dividend will be paid on November 30, 2023 to holders of record of such Series A Preferred Shares on November 10, 2023, at a rate of $0.218750 per share, and will cover the period of October 24, 2023 to November 30, 2023.
On October 31, 2023, the Fund paid a monthly dividend of $0.0994 per common share to holders of record on October 19, 2023. Additionally, and as previously announced, the Fund declared dividends of $0.0994 per share of common shares payable on November 30, 2023, to holders of record on November 17, 2023.
On November 21, 2023, the Fund priced an offering of an additional 800,000 8.75% Series A Term Preferred Shares due October 31, 2028, for gross proceeds of $20,000,000. The offering is expected to close on or about November 30, 2023, subject to customary closing conditions.
The Fund evaluated subsequent events through the date the financial statements were issued and noted no other events that require recognition or disclosure in the financial statements.

	Year ended September 30,
	2023 (5)		2022	2021		2020	2019
Per Share Operating Data
Net asset value, beginning of period	$10.39		$11.69	$12.05		$12.71	$12.23
Income (loss) from investment operations:
Net investment income (1)(2)	0.05		0.50	0.42		0.36	0.30
Net realized and unrealized gain (loss)	(1.20)		(0.80)	0.33		(0.50)	0.72
Total from investment operations	(1.15)		(0.30)	0.75		(0.14)	1.02
Dividends to shareholders from:
Net investment income	(0.43)		(0.73)	(0.89)		(0.33)	(0.34)
Net realized gains	—		(0.18)	(0.22)		(0.19)	(0.20)
Return of capital	(0.40)		(0.09)	—		—	—
Total dividends	(0.82)	—	(1.00)	(1.11)	—	(0.52)	(0.54)
Net asset value, end of period	$8.42		$10.39	$11.69		$12.05	$12.71
Per share market value at beginning of period	$8.92		$10.49	$9.93		$10.68	N/A
Per share market value at end of period	$8.18		$8.92	$10.49		$9.93	$10.68

Total Return based on Net Asset Value (3)	(11.75)%		(2.77)%	6.52%		(1.09)%	8.62%
Total Return based on Market Value (3)	0.39%		(5.95)%	17.59%		(2.99)%	(8.73)%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$98,751		$107,829	$121,324		$125,034	$131,945
Ratio of gross expenses to average net assets (4)	7.42%		3.27%	3.05%		3.06%	3.87%
Ratio of net expenses to average net assets (4)	6.72%		3.09%	2.88%		2.73%	3.34%
Ratio of net investment income to average net assets	0.56%		4.53%	3.56%		2.95%	2.43%
Portfolio turnover rate	100.91%		28.39%	14.73%		20.13%	7.12%
Loan Outstanding, End of Year/Period (in thousands) (6)	N/A		$7,455	$1,923		$13,000	$2,355
Asset Coverage Ratio for Loan Outstanding (6)	N/A		1546%	6409%		1062%	5702%
Asset Coverage, per $1,000 Principal Amount of Loan Outstanding (6)	N/A		$15,463	$64,090		$10,618	$53,778
Weighted Average Loans Outstanding (in thousands) (6)	$3,732		$8,051	$10,788		$9,796	$7,500
Weighted Average Interest Rate on Loans Outstanding (6)	7.94%		4.50%	3.75%		3.79%	5.14%
(1) Per share amounts are calculated using the annual average shares method, which more appropriately presents the per share data for the period.
(2) Net investment loss ratio is annualized except for Organizational Fees, which are one time expenses, and calculated excluding Expense Waiver. If Expense Waiver were included, the ratio would have been lowered by 0.70% for the period ended September 30, 2023.
(3) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes the effect of sales charges. Had the Adviser not waived expenses, total returns would have been lower.
(4) Expense ratios have been annualized, except for Organizational Fees which are one time expenses, and Expense Waiver which are not annualized. If Expense Waiver had been excluded, the expense ratios would have decreased by 0.70% for the year ended September 30, 2023. Expenses do not include expenses from underlying funds in which the Fund is invested.
(5) Effective at the close of business on July 14, 2023, CGCIM replaced Oakline Advisors as the Fund’s new investment adviser and the Fund’s investment strategy was changed to invest primarily in debt and equity tranches issued by collateralized loan obligations. Prior to the close of business on July 14, 2023, the investment strategy was to invest primarily in mortgage notes secured by residential real estate.
(6) As of September 30, 2023, the Fund did not have any outstanding loans. The Nexbank line of credit was terminated on July 5, 2023.

See accompanying Notes to Financial Statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Carlyle Credit Income Fund

Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Carlyle Credit Income Fund (the “Fund”), including the schedule of investments, as of September 30, 2023, and the related statements of operations, cash flows, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at September 30, 2023, the results of its operations, cash flows, changes in net assets and financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying statement of changes in net assets of the Fund (including the tax character of dividends paid in Note 9) for the year ended September 30, 2022 and the accompanying financial highlights of the Fund for each of the four years in the period then ended were audited by another independent registered public accounting firm whose report, dated December 12, 2022, expressed unqualified opinions on the financial statements of the Fund containing that statement of changes in net assets and those financial highlights.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of September 30, 2023, by correspondence directly with the custodians and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ Ernst & Young LLP

We have served as the auditor of one or more CGCIM investment companies since 2020.

Tysons, VA
November 29, 2023

PRICE RANGE OF COMMON SHARES
Our common shares began trading on May 29, 2019 and are currently traded on the NYSE under the symbol “CCIF.” Prior to July 27, 2023, the Fund’s common shares traded on NYSE under the symbol “VCIF.” The following table lists the high and low closing sale price for our common shares, the high and low closing sale price as a percentage of NAV and distributions declared per common share for each quarter since October 1, 2020.

Period	NAV (1)	High	Low	Premium (Discount) of High Sales Price to NAV (2)	Premium (Discount) of Low Sales Price to NAV (2)	Distributions Declared (3)
Fiscal year ending September 30, 2021
First quarter	12.01	10.22	9.64	(14.90)%	(19.70)%	0.3950
Second quarter	11.70	10.49	9.84	(10.30)%	(15.90)%	0.2395
Third quarter	11.85	10.90	10.18	(8.00)%	(14.10)%	0.2360
Fourth quarter	11.69	10.84	10.28	(7.30)%	(12.10)%	0.2367
Fiscal year ending September 30, 2022 (4)
First quarter	11.32	10.69	9.98	(5.60)%	(11.80)%	0.3381
Second quarter	10.97	10.33	9.77	(5.80)%	(10.90)%	0.2271
Third quarter	10.65	10.00	9.07	(6.10)%	(14.80)%	0.2194
Fourth quarter	10.39	9.75	8.90	(4.10)%	(12.50)%	0.2139
Fiscal year ending September 30, 2023 (5)
First quarter	10.26	9.53	8.48	(7.10)%	(17.50)%	0.2068
Second quarter	10.15	10.10	8.61	(0.49)%	(15.17)%	0.2050
Third quarter	9.96	10.03	9.70	0.70%	(2.61)%	0.2022
Fourth quarter	8.42	9.95	7.72	(18.17)%	8.31%	0.2096
1.NAV per common share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per common share on the date of the high and low sales prices. The NAVs shown are based on outstanding common shares at the end of each period.
2.Calculated as of the respective high or low closing sales price divided by the quarter end NAV.
3.Represents the cash distributions (including dividends, dividends reinvested and returns of capital, if any) per common share that we have declared on our common shares in the specified quarter. Tax characteristics of distributions will vary.
4.For the fiscal year ending September 30, 2022, distributions made by us were comprised, in part, of a return of capital, as calculated on a per common share basis, of $0.088 per common share.
5.For the fiscal quarter ending December 31, 2022, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per common share basis, of $0.1253 per common share. For the fiscal quarter ending March 31, 2023, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per common share basis, of $0.0699 per common share. For the fiscal quarter ending June 30, 2023, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per common share basis, of $0.1021 per common share. For the fiscal quarter ending September 30, 2023, distributions made by us were comprised, in part, of an estimated return of capital, as calculated on a per common share basis, of $0.2096 per common share.
Common shares of closed-end management investment companies may trade at a market price that is less than the NAV that is attributable to those common shares. The possibility that our common shares will trade at a discount to NAV or at a premium to NAV that is unsustainable over the long term is separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether our common shares will trade at, above or below NAV in the future. Our NAV per common share was $8.42 as of September 30, 2023. The closing sales price for common shares on the NYSE on September 29, 2023 was $8.18 which represented a 2.85% discount to NAV per common share.

DIVIDEND REINVESTMENT PLAN
The Fund will operate under the Dividend Reinvestment Plan (“DRP”) administered by Equiniti. Pursuant to the DRP, the Fund’s Distributions, net of any applicable U.S. withholding tax, are reinvested in the same class of shares of the Fund.
Shareholders automatically participate in the DRP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. A Shareholder who does not wish to have Distributions automatically reinvested may terminate participation in the DRP by written instructions to that effect to Equiniti. Shareholders who elect not to participate in the DRP will receive all distributions in cash paid to the Shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee). Such written instructions must be received by Equiniti within 15 days prior to the applicable dividend payment date, or the Shareholder will receive such Distribution in shares through the DRP. Under the DRP, the Fund’s Distributions to Shareholders are automatically reinvested in full and fractional shares as described below.
When the Fund declares a dividend, capital gain or other distribution (each, a “Distribution” and collectively, “Distributions”) Equiniti, on the Shareholder’s behalf, will receive additional authorized shares from the Fund either newly issued or repurchased from Shareholders by the Fund and held as treasury stock. Distributions that are reinvested through the issuance of new shares increase our Shareholders’ equity on which a management fee is payable to the Adviser. The number of shares to be received when Distributions are reinvested will be determined by dividing the amount of the Distribution by 95% of the market price per share of the Fund’s common stock at the close of regular trading on the NYSE. The newly issued shares would be issued whether our shares are trading at a premium or discount to NAV. However, the Fund reserves the right to purchase shares in the open market in connection with the implementation of the DRP to the extent that shares are trading at a price below NAV per share. Shares purchased in open market transactions by the plan administrator will be allocated to a Shareholder based on the average purchase price, excluding any brokerage charges or other charges, of all shares purchased in the open market.
Equiniti will maintain all Shareholder accounts and furnish written confirmations of all transactions in the accounts, including information needed by Shareholders for personal and tax records. Equiniti will hold shares in the account of the Shareholders in non-certificated form in the name of the participant, and each Shareholder’s proxy, if any, will include those shares purchased pursuant to the DRP. Each participant, nevertheless, has the right to request certificates for whole and fractional shares owned. The Fund will issue certificates in its sole discretion. Equiniti will distribute all proxy solicitation materials, if any, to participating Shareholders.
In the case of Shareholders, such as banks, brokers or nominees, that hold shares for others who are beneficial owners participating under the DRP, Equiniti will administer the DRP on the basis of the number of shares certified from time to time by the record shareholder as representing the total amount of shares registered in the Shareholder’s name and held for the account of beneficial owners participating under the DRP.
Neither Equiniti nor the Fund shall have any responsibility or liability beyond the exercise of ordinary care for any action taken or omitted pursuant to the DRP, nor shall they have any duties, responsibilities or liabilities except such as expressly set forth herein. Neither shall they be liable hereunder for any act done in good faith or for any good faith omissions to act, including, without limitation, failure to terminate a participant’s account prior to receipt of written notice of his or her death or with respect to prices at which shares are purchased or sold for the participant’s account and the terms on which such purchases and sales are made, subject to applicable provisions of the federal securities laws.
The automatic reinvestment of Distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Distributions. See “U.S. Federal Income Tax Matters.”
The Fund reserves the right to amend or terminate the DRP upon 60 days’ notice to Shareholders. There is no direct service charge to participants with regard to purchases under the DRP; however, the Fund reserves the right to amend the DRP to include a service charge payable by the participants.
All correspondence concerning the DRP should be directed to Equiniti at 6201 15th Ave., Brooklyn, NY 11219. Certain transactions can be performed by calling the toll free number (866) 277-8243.

MANAGEMENT OF THE FUND
The Fund’s business and affairs are managed under the direction of the Board. The Board currently consists of five members, three of whom are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act. The Fund refers to these individuals as its independent trustees. The Board annually elects the Fund’s officers, who serve at the discretion of the Board. The Board maintains an audit committee, a nominating and governance committee and an independent trustees committee and may establish additional committees from time to time as necessary.
Board of Trustees and Officers
Trustees

Name, Address (1), Age	Position(s) Held with the Trust	Term of Office and Length of Time Served (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee (2)
Brian Marcus (1983)	Trustee	Class I Board member until 2025 annual shareholder meeting. –since July 2023	Managing Director, The Carlyle Group Inc. (Since 2021);Principal, Carlyle Group (2018 –2020); Vice President, The Carlyle Group Inc. (2015 – 2017)	2	None
Lauren Basmadjian (1979)	Trustee	Class III Board member until 2024 annual shareholder meeting. – since July 2023	Managing Director, The Carlyle Group Inc. (Since 2020); Senior Portfolio Manager, Octagon Credit Investors, LLC (2001 to 2020)	1	None
Independent Trustees
Mark Garbin (1951)	Trustee	Class I Board member until 2025 annual shareholder meeting –since July 2023	Managing Principal, Coherent Capital Management LLC (since 2008)	2	Independent Trustee of Two Roads Shared Trust (since 2012), Forethought Variable Insurance Trust (since 2013), Northern Lights Fund Trust (since 2013), Northern Lights Variable Trust (since 2013), iCapital KKR Private Markets Fund (since 2014), Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), and Independent Trustee, Carlyle Tactical Private Credit Fund (since 2018).
Sanjeev Handa (1961)	Trustee	Class III Board member until 2024 annual shareholder meeting –since July 2023	Managing Member, Old Orchard Lane, LLC (since 2014); Adjunct Professor, Fairfield University (since 2020)	2	Advisory Board Member of White Oak Partners (since 2021) and Independent Director of OHA CLO Enhanced Equity II Genpar LLP (since 2021), Independent Trustee, Carlyle Tactical Private Credit Fund (since March 2018); Board of Trustees Investment Committee Member for the Cooper Union for Advancement of Science and Art (since 2016); Board of Directors Member for the Mutual Fund Directors Forum (Since 2022); Independent Director of Fitch Ratings, Inc.(2015-2020).
Joan McCabe (1955)	Trustee	Class II Board member until 2023 annual shareholder meeting. –since July 2023	Managing Member, JMYME, LLC (since 2020); and CEO/Founder, Lipotriad LLC (2015- 2019)	2	Board member of Elevation Brands (since 2017 to 11/2022);Sensible Organics (2017-2021); Goodwill International, Inc. (2015-2021); Gulfstream Goodwill, Inc. (since 2017; Board Chair since 2021); Gulfstream Goodwill Academy, Inc. (since 2017), Goodwill International (2015-2021) Independent Trustee Carlyle Tactical Private Credit Fund (since 2018).
(1) The address of each Trustee is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.
(2) “Interested person,” as defined in the 1940 Act, of the Fund. Mr. Marcus and Ms. Basmadjian are interested persons of the Fund due to their affiliation with the Adviser.

Officers

Name, address (1), age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Lauren Basmadjian (1979)	President, Principal Executive Officer	Indefinite Length – since July 2023	Managing Director, The Carlyle Group Inc. (Since 2020); Senior Portfolio Manager, Octagon Credit Investors, LLC (2001 to 2020)
Nelson Joseph (1979)	Principal Financial Officer, Principal Accounting Officer, and Treasurer	Indefinite Length – since July 2023	Principal, Carlyle Group (Since 2023); Director, Apollo Global Management LLC (2016 – 2022)
Joshua Lefkowitz (1974)	Secretary; Chief Legal Officer; Chief Compliance Officer	Indefinite Length – since July 2023	Managing Director and Chief Legal Officer (Global Credit), Carlyle Group (Since 2018); Principal and Associate General Counsel, Ares Management, Ltd. (Jan 2017 – Mar 2018); Vice President and Associate General Counsel, American Capital, Ltd. (Mar 2006 – Jan 2017)
(1) The address of each officer is care of the Secretary of the Fund at One Vanderbilt Avenue, Suite 3400, New York, NY 10017.

Biographical Information and Discussion of Experience and Qualifications, etc.
The following is a summary of the experience, qualifications, attributes and skills of each Trustee that support the conclusion, as of the date of this Annual Report, that each Trustee should serve as a Trustee of the Fund.
Interested Trustee
Brian Marcus. Brian Marcus has over 15 years of experience in highly regulated financial markets. Additionally, he is a Managing Director of Carlyle Global Credit Investment Management L.L.C. He also focuses on strategic growth opportunities for the Global Credit platform of The Carlyle Group Inc.(the ultimate parent company of CGCIM). He also helped develop TCG Capital Markets L.L.C., an SEC-registered broker/dealer affiliate of The Carlyle Group Inc. and has been involved in acquisitions of credit management platforms. Prior to coming to Carlyle, Mr. Marcus was with Morgan Stanley in the Principal Investments area, which used the firm’s capital in a diverse array of investments including private equity, distressed debt, and mezzanine. In this role, Mr. Marcus served as a director on a number of Boards. Previously, Mr. Marcus worked at Lehman Brothers in the mergers and acquisitions group. He received a B.S. in Economics from the Wharton School of the University of Pennsylvania and currently holds Series 7, 55 and 63 licenses. His service as an officer for another investment company contributes to his qualifications to serve as a Trustee of the Fund.
Lauren Basmadjian. Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Managing Director, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group Inc.’s US Loan, CLO and Liquid and Illiquid Credit investing activities. Ms. Basmadjian joined The Carlyle Group Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics. Her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.
Independent Trustees
Mark Garbin. Mark Garbin has over 30 years of experience in corporate balance sheet and income statement risk management for large asset managers. Mr. Garbin has extensive derivatives experience and has provided consulting services to alternative asset managers. Mr. Garbin holds the CFA and Professional Risk Manager (PRM) Charters and has advanced degrees in international business, negotiation and derivatives. He also has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to other investment companies.

Sanjeev Handa. Sanjeev Handa has over 30 years of experience in the financial industry sector, including global experience in the financial, real estate and securitization markets. Mr. Handa is also an advisory board member of White Oak Partners (since 2021), and a member of the Investment Committee of the Board of Trustees of The Cooper Union for Advancement of Science and Art. He also formerly served as an independent director of Fitch Ratings, Inc. and Fitch Ratings, Ltd. (2015-2020). Mr. Handa also serves as an independent director of OHA CLO Enhanced Equity II Genpar LLP (since 2021). Mr. Handa has extensive experience with respect to investments and also to compliance and corporate governance matters as a result of, among other things, his service as a board member to another investment company. He also serves as an audit committee chairman and audit committee financial expert for another investment company.
Joan McCabe. Joan McCabe has over 30 years of financial and corporate experience, including investing in private equity along with debt financings for those private equity investments. Ms. McCabe is also a board member of Gulfstream Goodwill, Inc. (since 2017 and current Board Chair), Gulfstream Goodwill Academy, Inc. (since 2018) and Elevation Brands (since 2017). She formerly served as a board member of Goodwill International, Inc. (2015-2021) and Sensible Organics (2017-2021). Ms. McCabe has served as a board member to a variety of companies, including another investment company, and her diverse experience and financial background, among other things, qualifies her to serve as a Trustee.

PORTFOLIO PROXY VOTING POLICIES AND PROXY VOTING RECORD (Unaudited)
The Fund has delegated its proxy voting responsibility to the Adviser. The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its Shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

ADDITIONAL INFORMATION

CARLYLE CREDIT INCOME FUND

Adviser	Carlyle Global Credit Investment Management L.L.C.

Transfer Agent	Equiniti Trust Company LLC, (formerly known as American Stock Transfer & Trust Company)

Legal Counsel	Dechert LLP

Ticker Symbols
Common Shares	CCIF
Preferred Shares	CCIA

© 2022 The Carlyle Group Inc. All rights reserved.

PRIVACY NOTICE
As a Carlyle Credit Income Fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources
We obtain non-public personal information about our shareholders from transactions with us, our affiliates, or others.

Protection of Information
We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information
We may use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal
We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Other Security Measures
We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

Who We Are
This notice describes the privacy policy of the Carlyle Credit Income Fund. In the event it is updated or changed, we will post an updated notice on our website at www.CarlyleCreditIncomeFund.com. If you have any questions about this privacy policy write to us at 6201, 15th Ave., Brooklyn. NY 11219 or call us at (866) 277-8243.

Item 2. Code of Ethics

(a)As of the end of the period covered by this report, Carlyle Credit Income Fund (the “Fund or “Registrant”) has adopted a code of ethics (the “Code of Ethics”) that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.
(b)For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:
i.Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
ii.Full, fair, accurate, timely, and understandable disclosure in reports and documents that a Registrant files with, or submits to, the Commission and in other public communications made by the Registrant;
iii.Compliance with applicable governmental laws, rules, and regulations;
iv.The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
v.Accountability for adherence to the code
(c)Amendments: During the period covered by this Form N-CSR, there were amendments to a provision of the code of ethics adopted in 2(a) above. Effective July 17, 2023, the code of ethics was amended to conform to the code of ethics adopted by another registered investment company advised by the Adviser. The provisions of the code of ethics are intended to be written standards that are reasonably designed to deter wrongdoing and to promote each element enumerated in the code of ethics definition in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.
(d)Waivers: During the period covered by the report, the Registrant has not granted any express or implicit waivers from the provisions of the code of ethics.
(e)Not applicable.
(f)The Registrant’s Code of Ethics is attached hereto as Exhibit 13(a)(1).
Item 3. Audit Committee Financial Expert
(a)(1)    The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Audit Committee Financial Expert serving on its audit committee (the “Audit Committee”).
(a)(2)    The Board of the Registrant has designated Sanjeev Handa, as the Registrant’s Audit Committee Financial Expert. Sanjeev Handa is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.
(a)(3)    Not applicable.
Item 4. Principal Accountant Fees and Services
(a)    Audit Fees – The aggregate fees billed for professional services rendered by Ernst & Young, LLP (“E&Y”) for the audit of the Registrant’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal year ended September 30, 2023, were $216,000 and for the fiscal year ended September 30, 2022, were $190,868.

(b)    Audit Related Fees – The aggregate fees billed for assurance and related services rendered by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal year ended September 30, 2023, were $0.00 and for the fiscal year ended September 30, 2022, were $0.00.

(c)    Tax Fees – The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice, and tax planning in the form of preparation of excise filings and income tax returns for the fiscal year ended September 30, 2023, were $0.00 and for the fiscal year ended September 30, 2022, were $5,350.

(d)    All Other Fees – The aggregate fees billed for products and services provided by E&Y other than the services reported in paragraphs (a) through (c) of this Item for the fiscal year ended September 30, 2023, were $0.00 and for the fiscal year ended September 30, 2022, were $0.00.

(e)(1)    Audit Committee Pre-Approval Policies and Procedures – The Charter of the Registrant’s Audit Committee requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Registrant by the Registrant’s independent registered public accounting firm; provided, however, that the pre-

approval requirement with respect to non-auditing services to the Registrant may be waived consistent with the exceptions provided for in the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(e)(2)    No services described in paragraphs (b) through (d) of this Item 4 were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)    All of the principal accountant’s hours spent on auditing the registrant’s 2023 and 2022 financial statements were attributed to work performed by full-time permanent employees of the principal accountant.
(g)    The aggregate non-audit fees billed by E&Y for services rendered to the Registrant, its co-investment advisers, and co-adviser affiliates that provide ongoing services to the Registrant for the fiscal year ended September 30, 2023, were $0 and for the fiscal year ended September 30, 2022, were $0.

(h)    The Audit Committee and Board have considered whether the provision of non-audit services to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence. No such services were rendered.

(i)    Not applicable.
(j)    Not applicable.

Item 5. Audit Committee of Listed Companies
(a)    Not applicable.
(b)    Not applicable.
Item 6. Schedule of Investments
(a)The schedule of investments is included as part of the Reports to Shareholders filed under
Item 1(a) of this report.

(b)Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds
The Fund has delegated its proxy voting responsibility to the its investment adviser, Carlyle Global Credit Investment Management L.L.C. (the “Adviser”). The proxy voting policies and procedures of the Adviser are set forth below. The guidelines are reviewed periodically by the Adviser and the Independent Trustees and, accordingly, are subject to change.
It is the policy of the Fund to delegate the responsibility for voting proxies relating to portfolio securities held by the Fund to the Fund’s Adviser as a part of the Adviser’s general management of the Fund’s portfolio, subject to the continuing oversight of the Board. The Board has delegated such responsibility to the Adviser, and directs the Adviser to vote proxies relating to portfolio securities held by the Fund consistent with the proxy voting policies and procedures. The Adviser may retain one or more vendors to review, monitor and recommend how to vote proxies in a manner consistent with the proxy voting policies and procedures, to ensure that such proxies are voted on a timely basis and to provide reporting and/or record retention services in connection with proxy voting for the Fund.
The right to vote a proxy with respect to portfolio securities held by the Fund is an asset of the Fund. The Adviser, to which authority to vote on behalf of the Fund is delegated, acts as a fiduciary of the Fund and must vote proxies in a manner consistent with the best interest of the Fund and its shareholders. In discharging this fiduciary duty, the Adviser must maintain and adhere to its policies and procedures for addressing conflicts of interest and must vote proxies in a manner substantially consistent with its policies, procedures and guidelines, as presented to the Board.
The Fund shall file an annual report of each proxy voted with respect to portfolio securities of the Fund during the twelve-month period ended June 30 on Form N-PX not later than August 31 of each year.

Item 8. Portfolio Managers of Closed-End Management Investment Companies
(a)(1)

Name	Start Date	Bio
Lauren Basmadjian Portfolio Manager	July 14, 2023	Lauren Basmadjian has over 20 years of experience in financial and corporate markets. She is a Managing Director, Co-Head of Liquid Credit and Head of US Loans & Structured Credit within The Carlyle Group Inc.’s Global Credit platform, overseeing over $48 billion of AUM. She is based in New York and sits on the Investment Committees for all of The Carlyle Group Inc.’s U.S. Loan, CLO and Liquid and Illiquid Credit investing activities.Ms. Basmadjian joined The Carlyle Group Inc. in 2020 after 19 years at Octagon Credit Investors, LLC, where she was a Senior Portfolio Manager, member of the Investment Committee and managed XAI Octagon Floating Rate & Alternative Income Term Trust, a public 1940 Act fund invested in CLO tranches and leveraged loans. Prior to becoming a Portfolio Manager, Ms. Basmadjian managed Octagon’s workout efforts and also oversaw the leisure & entertainment, retail, consumer products, business services, food & beverage and technology industries. Before joining Octagon, Ms. Basmadjian worked in the Acquisition Finance Group at Chase Securities, Inc. She graduated Cum Laude from the Stern School of Business at New York University with a B.S. in Finance and Economics.
Nishil Mehta Portfolio Manager	July 14, 2023	Nishil Mehta is a Managing Director leading the firm’s structured credit investments. He is based in New York. Prior to joining Carlyle, Nishil was a Managing Director at First Eagle where he was the co-portfolio manager for the firm’s structured credit investments. Prior to joining First Eagle, Nishil was a Managing Director at Prospect Capital where he was responsible for the firm’s $2.5 billion of investments in CLO mezzanine debt and CLO equity and served as portfolio manager to Priority Income Fund, Inc., a closed-ended management investment company that primarily invests in the equity tranche of CLOs. He was also the Head of Capital Markets spearheading over $8 billion of debt and equity capital raised for the firm’s 1940 Act funds. Earlier in his career, Nishil worked at CIT Asset Management and Wachovia Securities. Mr. Mehta received his BBA from Goizueta Business School at Emory University with Honors.

(a)(2)The portfolio managers primarily responsible for the day-to-day management of the Fund also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of September 30, 2023: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

(dollars in billions)	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
Lauren Basmadjian
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	71	37.75	70	37.67
Other Accounts	1	0.05	—	—
Nishil Mehta
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	1	0.08	—
Other Accounts	1	0.05	—	—

(a)(2)(iv)    The Fund’s executive officers and Trustees, and the employees of the Adviser, serve or may serve as officers, trustees or principals of entities that operate in the same or a related line of business as the Fund or of other Carlyle-advised funds (“Other Managed Funds”). As a result, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of the Fund or its Shareholders. Moreover, notwithstanding the difference in principal investment objectives between the Fund and the Other Managed Funds, such other funds, including potential new pooled investment vehicles or managed accounts not yet established (whether managed or sponsored by affiliates or the Adviser), have, and may from time to time have, overlapping investment objectives with the Fund and, accordingly, invest in, whether principally or secondarily, asset classes similar to those targeted by the Fund. To the extent the Other Managed Funds have overlapping investment objectives, the scope of opportunities otherwise available to the Fund may be adversely affected and/or reduced. Additionally, certain employees of the Adviser and their management may face conflicts in their time management and commitments as well as in the allocation of investment opportunities to Other Managed Funds.

The results of the Fund’s investment activities may differ significantly from the results achieved by the Other Managed Funds. It is possible that one or more of such funds will achieve investment results that are substantially more or less favorable than the results achieved by the Fund. Moreover, it is possible that the Fund will sustain losses during periods in which one or more affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible. The investment activities of one or more Adviser affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for the Fund in certain markets.

The Adviser, its affiliates and their clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the Adviser and its affiliates or their clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of the Fund in which customers of its affiliates, to the extent permitted by applicable law, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction could be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transaction. In addition, the purchase, holding and sale of such investments by the Fund may enhance the profitability of the Adviser or its affiliates. One or more affiliates may also create, write or issue derivatives for their customers, the underlying securities, currencies or instruments of which may be those in which the Fund invests or which may be based on the performance of the Fund. The Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by one or more Adviser affiliates and may also enter into transactions with other clients of an affiliate where such other clients have interests adverse to those of the Fund.

The Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither the Adviser nor any of its affiliates will have any obligation to allow its credit to be used in connection with the Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of the Adviser or its affiliates in evaluating the Fund’s creditworthiness.

The Adviser is paid a fee based on a percentage of the Fund’s Net Assets. Certain of the Other Managed Funds pay the Adviser or its affiliates different performance-based compensation, which could create an incentive for the Adviser or affiliate to favor such investment fund or account over the Fund.

By reason of the various activities of the Adviser and its affiliates, the Adviser and such affiliates may acquire confidential or material non-public information or otherwise be restricted from purchasing certain potential Fund investments that otherwise might have been purchased or be restricted from selling certain Fund investments that might otherwise have been sold at the time.

The Adviser has adopted policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions made on behalf of advisory clients, including the Fund, and to help ensure that such decisions are made in accordance with its fiduciary obligations to clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions may have the effect of favoring the interests of other clients, provided that the Adviser believes such voting decisions to be in accordance with its fiduciary obligations.

(a)(3)Portfolio managers are compensated with an annual salary and a discretionary year-end annual bonus, the amount of which is based on a multitude of quantitative and qualitative factors and are benchmarked against peers and local markets. Depending on seniority within the firm, portfolio managers also may be eligible to receive performance fees from private funds that they manage that vest over time. Performance fees can make up a significant portion of a portfolio manager’s overall compensation, and primarily are based on the investment performance of the private funds managed by the portfolio manager. This compensation structure aligns a portfolio manager’s and investors’ long-term interests and helps the Adviser retain talented investment personnel. Portfolio managers also may receive discretionary compensation through awards under the Adviser’s equity incentive plan.

(a)(4)The following table shows the dollar range of equity securities in the Fund beneficially owned by each of the portfolio managers as of September 30, 2023.

Name	Aggregate Dollar Range of Equity Securities in the Fund (1)
Lauren Basmadjian	None
Nishil Mehta	None
(1) Dollar ranges are as follows: None, $1–$10,000, $10,001–$50,000, $50,001–$100,000, $100,001–$500,000, $500,001–$1,000,000 or Over $1,000,000.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
On July 18, 2023, the Purchaser, which could be deemed to be an “affiliated purchaser” of the Fund under § 240.10b-18(a)(3)
because it could be deemed to be under common control with the Fund, commenced a tender to purchase up to $25,000,000 of outstanding common shares of the Fund at the then-current net asset value per common share. The Tender Offer expired on August 28, 2023, and the Purchaser accepted for purchase 3,012,049 common shares at a purchase price of $8.30 per common share for an aggregate purchase price of $25,000,006.70, excluding fees and expenses relating to the Tender Offer. The Tender Offer was oversubscribed. Accordingly, there are no remaining shares to be purchased.

Execution Date	Class of Shares	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Aggregate Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Publicly Announced Plans or Programs	Total Number of Shares Purchased on the Open Market	Total Number of Shares Purchased that are Intended to Qualify for the Safe Harbor in Rule 10b-18	Total Number of Shares Purchased Pursuant to a Plan that is Intended to Satisfy the Affirmative Defense Conditions of Rule 10b5-1(c)
8/28/2023	Common	3,012,049	$8.30	3,012,049	$0.00	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders
There were no material changes to the procedures by which the Shareholders may recommend nominees to the Board during the period covered by the annual report included in Item 1(a) of this Form N-CSR.
Item 11. Controls and Procedures
(a)Based on an evaluation of the Registrants disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrants management, including the Registrants principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies
(a)Not applicable.
(b)Not applicable.

Item 13. Exhibits
(a)(1)     Code of Ethics filed herewith.

(a)(2)     Certification(s) pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)    Not applicable.

(a)(4)    Change in registrant’s independent public accountant filed herewith.

(b)     Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

(c)    Consent of independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Carlyle Credit Income Fund

/s/ Lauren Basmadjian
By: Lauren Basmadjian
Principal Executive Officer
Date: November 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

/s/ Lauren Basmadjian
By: Lauren Basmadjian
Principal Executive Officer
Date: November 29, 2023

/s/ Nelson Joseph
By: Nelson Joseph
Principal Financial Officer
Date: November 29, 2023

This report must be preceded or accompanied by a prospectus.

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The Fund’s transfer agent is Equiniti Trust Company, LLC
6201 15th Ave., Brooklyn, NY 11219
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CCIFAR 11292023